UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

ASCEND WELLNESS HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ASCEND WELLNESS HOLDINGS, INC.
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD ON
WEDNESDAY, APRIL 29, 2026
TO OUR STOCKHOLDERS:
Notice is hereby given that an annual meeting (the “Meeting”) of the holders of shares of Class A common stock and Class B common stock (together, the “shares of common stock”) of Ascend Wellness Holdings, Inc. (the “Company”) will be held by way of a live audio webcast at https://meetings.lumiconnect.com/400-906-287-553, on Wednesday, April 29, 2026 at 11:00 a.m. (Eastern Time) for the following purposes:
1.
to elect six directors to serve on the Company’s board of directors until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.
to ratify the appointment of WithumSmith+Brown, PC as the independent registered public accounting firm of the Company;

3.
to consider and, if deemed advisable, pass, with or without amendment, an ordinary resolution, the full text of which is set out in the accompanying proxy statement, reapproving the stock incentive plan of the Company and approving any unallocated stock option entitlements thereunder; and

4.
to transact such other business as may properly be brought before the Meeting or any adjournment(s) or postponement(s) thereof.

The accompanying proxy statement (the “proxy statement”) provides additional information relating to the matters to be dealt with at the Meeting, including detailed instructions for the Meeting, and forms a part of this Notice of Meeting.
The board of directors of the Company has fixed March 2, 2026 as the record date for the Meeting. Stockholders of record at the close of business on this date are entitled to notice of the Meeting and to vote thereat or at any adjournment or postponement thereof.
Meeting Format
The Company will be hosting an entirely virtual annual meeting of stockholders in 2026. Stockholders will not be able to attend the Meeting in person. The Company believes that hosting a virtual meeting facilitates broader stockholder participation by enabling stockholders to attend and participate remotely.
The Meeting will be conducted as a virtual-only meeting of stockholders by way of a live audio webcast through the Lumi/AST Virtual AGM platform (the “Virtual Platform”). If you are a registered stockholder, you can attend the Meeting online at https://meetings.lumiconnect.com/400-906-287-553 by clicking “I have a control number” and then entering your unique 12-digit control number located on your form of proxy and the password “ascend2026” (case sensitive). You will have the ability to submit questions during the Meeting via the Virtual Platform. Beneficial stockholders (being stockholders who hold their shares of common stock through a broker, investment dealer, bank, trust company, custodian, nominee or other intermediary) who have not duly appointed themselves as proxyholder will be able to attend as a guest and view the webcast but will not be able to participate or vote at the Meeting.
Registered stockholders who attend the Meeting online will be able to vote in real time through the Virtual Platform, which will override any proxy previously submitted. Your results will be instantaneously tabulated and included in the final Scrutineer’s Report, which will become available to the Company once the voting portion of the Meeting has closed. See “Instructions for the Meeting” in this proxy statement for detailed instructions on how to vote at the Meeting.
If a stockholders receives more than one form of proxy because such holder owns shares of common stock of different classes or registered in different names or addresses, each form of proxy should be completed and returned. If you are a registered stockholder and receive these materials through your broker or through another intermediary, please complete and return the form of proxy or voting instruction form in accordance with the instructions provided to you by your broker or by the other intermediary
Notice and Access
The Company has elected to use the notice-and-access provisions under National Instrument 54-101 — Communication with Beneficial Owners of Securities of a Reporting Issuer (the “Notice-and-Access Provisions”). The Notice-and-Access Provisions are a set of rules developed by the Canadian Securities Administrators that reduce the volume of materials that must be physically mailed to stockholders by allowing the Company to post the proxy statement and any additional materials online. The notice you received regarding the Internet availability of our proxy materials (the “Notice”) provides instructions on how to access our proxy materials and cast your vote via the Internet, by telephone, or by mail.
Stockholders will still receive the Notice and a form of proxy and may choose to receive a paper copy of (i) the proxy statement; (ii) the Company’s Annual Report on Form 10-K, together with any document, or the pertinent pages of any document, incorporated therein by reference, and/or (iii) the Company’s audited financial statements for the most recently completed financial year, together with the report of the auditor thereon, and any interim financial statements of the Company subsequent to the financial statements for the Company’s most recently completed financial year.
The Company will not use the procedure known as “stratification” in relation to the use of Notice-and-Access Provisions. Stratification occurs when a reporting issuer using the Notice-and-Access Provisions provides a paper copy of the proxy statement to some stockholders with this notice package. In relation to the Meeting, all stockholders will receive the required documentation under the Notice-and-Access Provisions, which will not include a paper copy of the proxy statement.
Please review the proxy statement carefully and in full prior to voting, as the proxy statement has been prepared to help you make an informed decision on the matters to be acted upon. The proxy statement and other meeting materials are available on the website of the Company’s transfer agent, Odyssey Trust Company at https://odysseytrust.com/client/ascend-wellness-holdings-inc/, and under the Company’s profile on SEDAR+ at www.sedarplus.ca and on the SEC’s website at www.sec.gov. Any stockholder who wishes to receive a paper copy of the proxy statement should contact Odyssey Trust Company (Canada) at (888) 290-1175 (within North America) or (587) 885-0960 (outside of North America) or shareholders@odysseytrust.com. Any requests for material received before the meeting date should be fulfilled within three business days. Stockholders may also use the toll-free number noted above to obtain additional information about the Notice-and-Access Provisions.
Stockholders are encouraged to log into the Meeting at least 15 minutes prior to the commencement of the Meeting. You may begin to log into the Virtual Platform beginning at 10:00 a.m. (Eastern Time) on April 29, 2026. The Meeting will begin promptly at 11:00 a.m. (Eastern Time) on April 29, 2026. If you encounter any difficulties with the Virtual Platform on the day of the Meeting, please go to https://www.lumiglobal.com/hubfs/meeting-faq.pdf for frequently asked questions and click on the support button for assistance or please call Odyssey at (888) 290-1175 (within North America) or (587) 885-0960 (outside of North America). Support will be available starting at 7:00 a.m. (Eastern Time) on April 29, 2026 and will remain available until the Meeting has finished.
The proxy statement provides additional detailed information relating to the matters to be dealt with at the Meeting and is supplemental to, and expressly made a part of, this Notice of Meeting. Additional information about the Company and its financial statements are also available under the Company’s profile on SEDAR+ at www.sedarplus.ca and on the SEC’s website at www.sec.gov.

Dated at New York, NY this 20th day of March, 2026.
BY ORDER OF THE BOARD OF DIRECTORS
Abner Kurtin
Executive Chairman
YOUR VOTE IS VERY IMPORTANT. PLEASE CAREFULLY READ THE ATTACHED PROXY STATEMENT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO VOTE AND SUBMIT YOUR PROXY OVER THE INTERNET, BY TELEPHONE, OR MAIL.

PROXY STATEMENT OF ASCEND WELLNESS HOLDINGS, INC.
i

PROXY STATEMENT
The information contained in this proxy statement (“proxy statement”) is furnished in connection with the solicitation of proxies to be used at the annual meeting of holders (“stockholders”) of Class A common stock and Class B common stock (together, “shares of common stock”) of Ascend Wellness Holdings, Inc. (the “Company”) to be held by way of a live audio webcast through the Lumi/Odyssey Virtual AGM platform (the “Virtual Platform”) at https://meetings.lumiconnect.com/400-906-287-553, password “ascend2026” (case-sensitive), on Wednesday, April 29, 2026 at 11:00 a.m. (Eastern Time) (the “Meeting”), and at all adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.
The Company will be hosting an entirely virtual annual meeting of stockholders in 2026. We are excited to continue to provide expanded access, improved communication, and cost savings for our stockholders and the Company. The Company believes that hosting a virtual meeting facilitates broader stockholder participation by enabling stockholders to attend and participate remotely.
The Meeting will be conducted as a virtual-only meeting of stockholders via a live audio webcast through the Virtual Platform. Registered stockholders or duly appointed proxyholders can attend the Meeting online at https://meetings.lumiconnect.com/400-906-287-553 by clicking “I have a control number” and entering your unique 12-digit control number located on your form of proxy, followed by the password “ascend2026” (case-sensitive). You will have the ability to submit questions during the Meeting via the Virtual Platform. See “Instructions for the Meeting,” below. It is expected that the solicitation of proxies will be made primarily by mail on or about March 20, 2026, but proxies may also be solicited personally by directors, officers or regular employees of the Company. The solicitation of proxies by this proxy statement is being made by or on behalf of management of the Company. The total cost of the solicitation will be borne by the Company.
Except as otherwise indicated, information in this proxy statement is given as of March 19, 2026.
NOTICE-AND-ACCESS
The Company has elected to use the notice-and-access provisions under National Instrument 54-101 — Communication with Beneficial Owners of Securities of a Reporting Issuer (the “Notice-and-Access Provisions”). The Notice-and-Access Provisions are a set of rules developed by the Canadian Securities Administrators that reduce the volume of materials that must be physically mailed to stockholders by allowing the Company to post the proxy statement and any additional materials online. The notice you received regarding the Internet availability of our proxy materials (the “Notice”) provides instructions on how to access our proxy materials and cast your vote via the Internet, by telephone or by mail.
Stockholders may access the proxy materials electronically, which reduces the need for printed materials and the associated costs of printing and mailing. Stockholders will still receive the Notice and a form of proxy and may choose to receive a paper copy of (i) the proxy statement; (ii) the Company’s Annual Report on Form 10-K, together with any document, or the pertinent pages of any document, incorporated therein by reference, and/or (iii) the Company’s audited financial statements for the most recently completed financial year, together with the report of the auditor thereon, and any interim financial statements of the Company subsequent to the financial statements for the Company’s most recently completed financial year.
Please review the proxy statement carefully and in full prior to voting, as the proxy statement has been prepared to help you make an informed decision on the matters to be acted upon. The proxy statement and other meeting materials are available on the website of the Company’s transfer agent, Odyssey Trust Company at https://odysseytrust.com/client/ascend-wellness-holdings-inc/, and under the Company’s profile on SEDAR+ at www.sedarplus.ca and on the SEC’s website at www.sec.gov. Any stockholder who wishes to receive a paper copy of the proxy statement should contact Odyssey Trust Company (Canada) at (888) 290-1175 (within North America) or (587) 885-0960 (outside of North America) or shareholders@odysseytrust.com. Any requests for material received before the meeting date should be fulfilled within three business days. Stockholders may also use the toll-free number noted above to obtain additional information about the Notice-and-Access Provisions.
The Company will not use the procedure known as “stratification” in relation to the use of Notice-and-Access Provisions. Stratification occurs when a reporting issuer using the Notice-and-Access Provisions provides a paper copy of the proxy statement to some stockholders with this notice package. In relation to the

Meeting, all stockholders will receive the required documentation under the Notice-and-Access Provisions, which will not include a paper copy of the proxy statement.
The holders of a majority of the voting power of the stock issued and outstanding shall constitute a quorum for the transaction of business at all meetings of stockholders. In the event that a quorum is not present at the time fixed for holding the Meeting, the Meeting shall stand adjourned to such date and to the same day in the next week at the same time and place.
Registered stockholders and beneficial stockholders who have previously provided standing instructions to receive physical copies of the proxy materials will receive by mail the Notice and Access Package, the proxy statement and the Notice of Meeting.
APPOINTMENT AND REVOCATION OF PROXIES
The persons named in the form of proxy accompanying this proxy statement are officers and/or directors of the Company (the “Nominees”). A stockholder of the Company has the right to appoint a person other than the persons named in the form of proxy, who need not be a stockholder of the Company to attend and act for the stockholder and on the stockholder’s behalf at the Meeting. Such right may be exercised by striking out the names of the persons named in the proxy, inserting the name of the person to be appointed in the blank space provided in the proxy, signing the proxy and returning it in the reply envelope by mail, or submitting it through the Internet, in the manner set forth in the accompanying Notice of Meeting.
Stockholders who wish to appoint a person other than the Nominees identified in the form of proxy or voting instruction form (including a non-registered stockholder who wishes to appoint themselves to attend the Meeting) must carefully follow the instructions in this proxy statement and on their form of proxy or voting instruction form. These instructions include the additional step of registering such proxyholder with our transfer agent, Odyssey Trust Company (“Odyssey”), after submitting the form of proxy or voting instruction form. Failure to register the proxyholder with Odyssey will result in the proxyholder not receiving a control number to participate in the Meeting and only being able to attend as a guest. Guests will be able to listen to the Meeting but will not be able to vote.
You must complete the additional step of registering the proxyholder by emailing Odyssey at shareholders@odysseytrust.com by no later than 11:00 a.m. (Eastern Time) on April 27, 2026.
A stockholder of the Company who has given a proxy may revoke it by an instrument in writing, including another completed form of proxy, executed by the stockholder or the stockholder’s attorney authorized in writing, deposited at the registered office of the Company, or at the offices of Odyssey by mail to 1100 — 67 Yonge Street, Toronto, ON M5E 1J8, by email to shareholders@odysseytrust.com, by fax to (800) 517-4553, or by internet voting through https://login.odysseytrust.com/pxlogin, no later than 12:00 p.m. (Eastern Time) on the third business day preceding the date of the Meeting, or any adjournment or postponement thereof.
VOTING OF SHARES REPRESENTED BY MANAGEMENT PROXIES
The Nominees named in the enclosed form of proxy will vote the shares of common stock represented by such proxy at the Meeting in accordance with the instructions thereon. If a stockholder of the Company specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. In the absence of such instructions, such shares will be voted in accordance with the recommendations of the Board of Directors with respect to each of the matters referred to herein.
The enclosed form of proxy confers discretionary authority upon the Nominees named therein with respect to amendments to or variations of matters identified in the Notice of Meeting and with respect to other matters, if any, which may properly come before the Meeting. At the date of this proxy statement, the management of the Company knows of no such amendments, variations, or other matters to come before the Meeting. However, if any other matters which are not now known to management should properly come before the Meeting, the proxy will be voted on such matters in accordance with the best judgment of the named proxy holder.

VOTING BY NON-REGISTERED STOCKHOLDERS
Only registered stockholders or the persons they appoint as their proxies are permitted to vote at the Meeting. However, in many cases, the shares of common stock owned by a person (a “non-registered owner”) are registered either (a) in the name of an intermediary (an “Intermediary”) that the non-registered owner deals with in respect of the common stock (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered registered savings plans, registered retirement income funds, registered education savings plans and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited in Canada (“CDS”) or The Depository Trust Company in the United States) of which the Intermediary is a participant.
In accordance with applicable laws, non-registered owners who have advised their Intermediary that they do not object to the Intermediary providing their ownership information to issuers whose securities they beneficially own (“Non-Objecting Beneficial Owners” or “NOBOs”) will receive by mail: (i) a voting information form which is not signed by the Intermediary and which, when properly completed and signed by the non-registered holder and returned to the Intermediary or its service company, will constitute voting instructions (a “Voting Instruction Form”); (ii) a letter from the Company with respect to the notice and access procedure; and (iii) the request for financial statements form (collectively, the “Notice and Access Package”). The proxy statement and the Notice of Meeting may be found at and downloaded from https://odysseytrust.com/client/ascend-wellness-holdings-inc/.
NOBOs who have standing instructions with the Intermediary for physical copies of the proxy statement will receive by mail the Notice and Access Package, the proxy statement and the Notice of Meeting.
Intermediaries are required to forward the Notice and Access Package to non-registered owners who have advised their Intermediary that they object to the Intermediary providing their ownership information (“Objecting Beneficial Owners,” or “OBOs”) unless an OBO has waived the right to receive them. Often, Intermediaries will use service companies to forward proxy-related materials to OBOs. Management of the Company intends to pay for Intermediaries to forward the Notice and Access Package to OBOs. Generally, OBOs who have not waived the right to receive proxy-related materials will either:
(i)
be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile stamped signature), which is restricted as to the number and class of securities beneficially owned by the OBO but which is not otherwise completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the non-registered owner when submitting the proxy. In this case, the OBO who wishes to vote by proxy should otherwise properly complete the form of proxy and deliver it as specified; or

(ii)
be given a Voting Instruction Form which the Intermediary must follow. The OBO should properly complete and sign the Voting Instruction Form and submit it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit non-registered owners to direct the voting of the common stock they beneficially own. Should a non-registered owner who receives either form of proxy wish to vote at the Meeting if a ballot is called, the non-registered owner should strike out the persons named in the form of proxy and insert the non-registered owner’s name in the blank space provided. Non-registered owners should carefully follow the instructions of their Intermediary including those regarding when and where the form of proxy or Voting Instruction Form is to be delivered.
BROKER NON-VOTES AND ABSTENTIONS
In the United States, brokers and other intermediaries holding shares in street name for their customers are generally required to vote the shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the securities at their discretion on routine matters, but not on non-routine matters. Other than the proposal for the ratification of the appointment of WithumSmith+Brown, PC (“Withum”) as our auditors for the fiscal year ended December 31, 2026, all of the other matters to be voted on at the Meeting are non-routine matters and brokers may not vote the securities held in street name for their customers in relation to these items of business without direction from their customers.

The absence of a vote on a non-routine matter is referred to as a broker non-vote. Any broker non-votes will have no impact in the election of directors or any other matter to be voted on at the Meeting. For purposes of the Company’s majority voting requirements set forth in its bylaws which apply to all matters to be voted on at the Meeting, except for the vote of directors, a broker non-vote is not considered to be a vote withheld.
An “ABSTAIN” vote, which is available for Proposals 2 and 3, will have the effect of a vote “AGAINST” those proposals.
The holders of a majority of the voting power of the stock issued and outstanding shall constitute a quorum for the transaction of business at all meetings of stockholders. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum.
VOTE REQUIRED
On Proposal 1, the election of directors, stockholders may vote “FOR” one or more of the nominees or “WITHHOLD” their vote for one or more nominees. Director candidates must be approved by a plurality of the shares present in person or by proxy at the Meeting and entitled to vote on the election of directors. A plurality means that if stockholders are electing six directors, the six director nominees receiving the highest number of votes will be elected. Stockholders do not have the right to cumulate their vote for directors.
On Proposals 2 and 3, stockholders may vote “FOR” or “AGAINST” each proposal or “ABSTAIN” from voting on each proposal. An “ABSTAIN” vote, which is available for Proposals 2 and 3, will have the same effect of a vote “AGAINST” those proposals.
Except with respect to the election of directors, or as otherwise provided in our certificate of incorporation or required by law, all matters to be voted on by our stockholders must be approved by a majority of the shares present in person or by proxy at the Meeting and entitled to vote on the subject matter.
DISTRIBUTION OF MEETING MATERIALS TO NON-OBJECTING BENEFICIAL OWNERS
The Notice and Access Package is being sent to both registered and non-registered owners of the securities using notice and access pursuant to applicable laws. Electronic copies of the proxy statement and the Notice of Meeting may be found and downloaded from https://odysseytrust.com/client/ascend-wellness-holdings-inc/. If you are a NOBO, and the Company or its agent has sent the Notice and Access Package directly to you, your name, address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding the securities on your behalf.
The Company (and not the Intermediary holding on your behalf) has assumed responsibility for (i) delivering the Notice and Access Package to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.
VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES
The authorized capital of the Company consists of 750,000,000 shares of Class A common stock, $0.001 par value per share (“Class A Common Shares”), 100,000 shares of Class B common stock, $0.001 par value per share (“Class B Common Shares”), and 10,000,000 shares of preferred stock, $0.001 par value per share. As of March 2, 2026, the Company had issued and outstanding 202,200,918 Class A Common Shares, 65,000 Class B Common Shares, and no preferred shares.
The record date for the Meeting is March 2, 2026 (the “Record Date”). Stockholders of record as of the close of business on the Record Date are entitled to vote at the Meeting. Each Class A Common Share is entitled to one vote, and each Class B Common Share is entitled to 1,000 votes, on all matters to be voted upon at the Meeting. The Class B Common Shares are convertible into Class A Common Shares on a one-for-one basis at any time at the option of the holders thereof and automatically in certain other circumstances. The Class A Common Shares may be considered “restricted securities” within the meaning of such term under applicable Canadian securities laws due to the different voting rights attached to the Class A Common Shares relative to the Class B Common Shares. As of the Record Date, the outstanding Class A Common Shares represent approximately 76% of the aggregate voting power of the Company’s outstanding common stock, and approximately 24% of such voting power. The Class A Common Shares and the Class B Common Shares are substantially identical, except that the Class B Common Shares carry multiple voting and conversion rights.
To the knowledge of the directors and named executive officers (defined below) of the Company, as of March 2, 2026, except for AGP Partners, LLC and Millstreet Capital Management LLC, as set forth in our beneficial ownership table below, no person beneficially owns or exercises control or direction over securities carrying more than 10% of the voting rights attached to any class of outstanding voting securities of the Company entitled to be voted at the Meeting. Mr. Kurtin may be deemed to beneficially own the Class B Common Shares held by AGP Partners, LLC. See “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” below.
INSTRUCTIONS FOR THE MEETING
The Meeting will be conducted in a completely virtual format. There will be no physical Meeting location. The Meeting will be conducted by way of a live audio webcast through the Virtual Platform.
Instructions on Voting at the Meeting
Registered stockholders and duly appointed proxyholders will be able to attend the Meeting and vote in real time, provided they are connected to the internet and follow the instructions in this proxy statement. Non-registered stockholders who have not duly appointed themselves as proxyholder will be able to attend the Meeting as guests but will not be able to vote at the Meeting.
Stockholders who wish to appoint a person other than the Nominees identified in the form of proxy or voting instruction form (including a non-registered stockholder who wishes to appoint themselves to attend the Meeting) must carefully follow the instructions in this proxy statement and on their form of proxy or voting instruction form. These instructions include the additional step of registering such proxyholder with our transfer agent, Odyssey, after submitting the form of proxy or voting instruction form. Failure to register the proxyholder with Odyssey will result in the proxyholder not receiving a control number to participate in the Meeting and only being able to attend as a guest. Guests will be able to listen to the Meeting but will not be able to vote.
We encourage you to log into the Meeting at least 15 minutes prior to the commencement of the Meeting. You may begin to log into the Meeting Virtual Platform beginning at 10:00 a.m. (Eastern Time) on April 29, 2026. The Meeting will begin promptly at 11:00 a.m. (Eastern Time) on April 29, 2026.
How to Vote
You have two ways to vote your shares:
•
by submitting your form of proxy or other voting instruction form as per instructions indicated; or

•
during the Meeting by online voting, when prompted during the Meeting, through the Virtual Platform.

Registered stockholders and duly appointed proxyholders (including non-registered stockholders who have duly appointed themselves as proxyholder) that attend the Meeting online will be able to vote online, when prompted during the Meeting through the Virtual Platform.
Guests (including non-registered stockholders who have not duly appointed themselves as proxyholder) can log into the Meeting as set out below. Guests will be able to listen to the Meeting but will not be able to vote during the Meeting.
To Access and Vote at the Meeting:
•
Step 1:   Log into the Virtual Platform online at https://meetings.lumiconnect.com/400-906-287-553

•
Step 2:   Follow these instructions:

Registered stockholders:   Click “I have a control number” and then enter your unique 12-digit control number and password “ascend2026” (case-sensitive). The 12-digit number located on the form of proxy received from Odyssey is your control number. If you use your control number to log into the Meeting, any vote you cast at the Meeting will revoke any proxy you previously submitted. If you do not wish to revoke a previously submitted proxy, you should not vote during the Meeting.
Duly appointed proxyholders:   Click “I have a control number” and then enter your unique 12-digit control number and the password “ascend2026” (case sensitive). Proxyholders who have been duly appointed and registered with Odyssey as described in this proxy statement will receive a control number by email from Odyssey after the proxy voting deadline has passed.
Guests:   Click “Guest” and then complete the online form.
It is your responsibility to ensure internet connectivity for the duration of the Meeting and you should allow ample time to log into the Virtual Platform before the Meeting begins.
Non-Registered Stockholders/Appointees Obtaining a Control Number to Vote During the Meeting
You must complete the additional step of registering the proxyholder by emailing shareholders@odysseytrust.com to register their appointment no later than 11:00 a.m. (Eastern Time) on April 27, 2026. Failing to register your proxyholder online will result in the proxyholder not receiving a control number, which is required to vote at the Meeting.
Non-registered stockholders who have not duly appointed themselves as proxyholder will not be able to vote at the Meeting but will be able to participate as a guest.
Submission of Questions
You may submit questions during the Meeting if in receipt of a Control Number. Once logged into the Virtual Platform at https://meetings.lumiconnect.com/400-906-287-553, you may type and submit any questions you have where indicated.
Questions pertinent to Meeting matters will be answered during the Meeting, subject to time constraints and at management’s discretion. Questions regarding personal matters or questions that are not pertinent to Meeting matters will not be answered.
If you encounter any difficulties with the Virtual Platform on the day of the Meeting, please go to https://www.lumiglobal.com/faq for frequently asked questions and click on the support button for assistance or please call Odyssey at (888) 290-1175 (within North America) or (587) 885-0960 (outside of North America). Support will be available starting at 7:00 a.m. (Eastern Time) on April 29, 2026 and will remain available until the Meeting has finished.
INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON
To the knowledge of the directors and executive officers of the Company and except as set out herein, no director or executive officer of the Company, any proposed nominee for election as director of the Company, or any associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting, other than the election of directors.
NON-GAAP MEASURES
Financial information presented in this proxy statement is presented in United States dollars (“$”), unless otherwise indicated.
This proxy statement makes reference to certain non-GAAP measures, including Adjusted EBITDA, which measures are not recognized measures under United States generally accepted accounting principles (“GAAP”), do not have a standardized meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other issuers. However, the Company believes that these measures are useful to assist readers in evaluating the performance of the Company.
Management calculates Adjusted EBITDA as the reported net loss, adjusted to exclude: income tax expense; other (income) expense; interest expense; depreciation and amortization; depreciation and amortization included in cost of goods sold; non-cash inventory adjustments; equity-based compensation; equity-based compensation included in cost of goods sold; start-up costs; start-up costs included in cost of goods sold; transaction-related and other non-recurring expenses; litigation settlement; and gain or loss on sale of assets. Accordingly, management believes that Adjusted EBITDA provides meaningful and useful financial information, as this measure demonstrates the operating performance of the business. Non-GAAP financial measures may be considered in addition to the results prepared in accordance with GAAP, but they should not be considered a substitute for, or superior to, GAAP results.
For more information regarding the non-GAAP measures used by the Company, including a reconciliation of the difference between each non-GAAP measure and the most directly comparable GAAP financial measure, see the section titled “Non-GAAP Financial Measures” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

OVERVIEW OF MATTERS TO BE ACTED UPON AT THE MEETING
Our Board unanimously recommends that you vote “FOR” each of the matters referred to herein.
Proposal 1 — Election of Directors
The board of directors of the Company (the “Board”) may consist of such number of members as the Board shall designate from time to time. Directors are elected on an annual basis and serve until their successors are duly elected and qualified. The Board is currently composed of six directors, and the Board is proposing that each director be elected at the Meeting: Abner Kurtin, Julie Francis, Josh Gold, Scott Swid, Samuel Brill and Francis Perullo.
The Company has adopted an advance notice requirement in its bylaws for nominations of directors by stockholders. Among other things, the advance notice requirement fixes a deadline by which stockholders must submit to the Company a notice of director nominations prior to any annual or special meeting of stockholders at which directors are to be elected and sets forth the information that a stockholder must include in the notice for it to be valid. As of the date hereof, the Company has not received notice of any director nominations in connection with the Meeting. The deadline for submitting nominations has passed and, accordingly, no director nominations may be made other than those set forth in this proxy statement.
Our stockholders do not have the ability to cumulate votes for the election of directors. Director candidates must be approved by a plurality of the shares present in person or by proxy at the Meeting and entitled to vote on the election of directors. A plurality means that if stockholders are electing six directors, the six director nominees receiving the highest number of votes will be elected. Stockholders do not have the right to cumulate their vote for directors. Except in respect of matters relating to the election of directors, or as otherwise provided in our certificate of incorporation or required by law, all matters to be voted on by our stockholders must be approved by a majority of the shares present in person or by proxy at the Meeting and entitled to vote on the subject matter.
The following table provides the names of and information for the nominees for election as directors of the Company (the “Nominees”). The persons named in the enclosed form of proxy intend to vote “FOR” the election of each of the Nominees. The Board recommends that stockholders vote “FOR” the election of each of the Nominees. The Board does not contemplate that any of the Nominees will be unable to serve as a director. All directors so elected will hold office until the next annual meeting of stockholders or until their successors are elected or appointed, unless their office is vacated earlier in accordance with the bylaws of the Company or the provisions of the Delaware General Corporation Law. Unless otherwise indicated, the address of each director in the table set forth below is care of Ascend Wellness Holdings, Inc., 174 NJ-17, Rochelle Park, NJ 07662.
The following table sets out the name of each current director and each nominee proposed by the Board for re-election as a director of the Company at the Meeting, their respective positions, and the period during which they have served as a director of the Company.
Name	Position(s)	Director Since	Age
Abner Kurtin	Executive Chairman	2018	59
Samuel Brill	Chief Executive Officer, Director	2023	52
Julie Francis	Director	2024	54
Scott Swid	Director, Lead Independent Director, Compensation and Corporate Governance Committee Chair	2018	58
Josh Gold	Director, Audit Committee Chair	2022	55
Francis Perullo	President, Director	2018	49

Director Biographies
The biographies of the proposed nominees for the Board are set out below:
Abner Kurtin
Mr. Kurtin has served on our Board since May 2018, transitioning from Chair to Executive Chairman in September 2022. Mr. Kurtin previously served as our Chief Executive Officer since our founding in 2018 and until September 2022, and as our President from May 2018 to February 2022. Prior to founding the Company, Mr. Kurtin founded K Capital Partners, a multibillion-dollar hedge fund, in 2000 and served as its principal through April 2009. He later served as the managing member of Ca2 Group, a high-end real estate development firm in Massachusetts, from January 2010 to January 2018. He started his career at The Baupost Group subsequently serving as a Managing Director. He previously served as a member of the President’s Council of Massachusetts General Hospital and Chairman of the Hill House. Mr. Kurtin holds an undergraduate degree from Tufts University and an M.B.A. from Harvard University. Mr. Kurtin is qualified to serve as a director due to his in-depth knowledge of the cannabis industry and our Company.
Samuel Brill
Mr. Brill has served as our Chief Executive Officer since August 2024 and has served on our Board since May 2023. He previously served as Lead Independent Director of our Board from May 2023 to August 2024. Mr. Brill served as the President and Chief Investment Officer of Seventh Avenue Investments, LLC (“SAI”) from August 2017 to August 2024, where he managed all aspects of the private equity business of a single-family office in New York City with a multibillion-dollar asset portfolio. Before joining SAI, Mr. Brill was the Chief Investment Officer and Portfolio Manager of Weismann Capital, a single-family office in Stamford, CT. Prior to joining Weismann in November 2003, Mr. Brill was the Chief Operating Officer and a Director of Amedia Networks (formerly, TTR Technologies), a publicly-traded technology company. Prior to joining Amedia in November 2001, Mr. Brill was a senior financial analyst at JDS Capital Management, a hedge fund that was also the largest shareholder of TTR, which he joined as the first employee in February 1998. Since February 2024, Mr. Brill has served as Chairman of the Board and Chair of the Audit Committee of Invacare Holdings Corporation (OTC: IVCRQ), a global leader in the manufacturing and distribution of medical products. He has served on numerous public and private boards and committees, including the Investment Committee of NewLake Capital Partners, Inc. (OTCQX: NLCP), a cannabis REIT. Mr. Brill received a B.S. in Finance from Touro University. Mr. Brill is qualified to serve as a director due to his experience in capital markets, corporate finance, investment banking and business operations, as well as his knowledge of the cannabis industry.
Julie Francis
Ms. Francis has served on our Board since May 2024. Ms. Francis currently serves as President and Chief Executive Officer for MGP Ingredients, Inc. (NASDAQ: MGPI), a publicly traded premium spirits and food ingredients company. Ms. Francis oversees the company’s global business strategy and operations and joined the company in July 2025. From January 2021 to July 2024, Ms. Francis served as Chief Operating Officer for The Schwan’s Company, a leading U.S.-based manufacturer and marketer of quality foods offered through retail-grocery and food-service channels. Prior to her appointment as Chief Operating Officer in January 2021, Ms. Francis served as President, Consumer Brands, Americas since October 2018. Prior to Schwan’s, from 2017 to 2018, Ms. Francis served as Senior Vice President, Commercial and Category Development for Total Beverage Alcohol at Constellation Brands (NYSE: STZ), a Fortune 500 company and leading international producer and marketer of beer, wine, and spirits. From 2010 to 2015, Ms. Francis also served as Chief Commercial Officer of North America at Coca-Cola Refreshments, a subsidiary of The Coca-Cola Company (NYSE: KO), a total beverage company with products sold in more than 200 countries and territories. Ms. Francis holds a Bachelor of Science in Business Administration from Alfred University and is an alumni of The Harvard Business School Advanced Management Program. Ms. Francis is qualified to serve as a director due to her in-depth commercial and operations experience in the food and beverage and consumer product goods industries.

Scott Swid
Mr. Swid has served on our Board since September 2018. Mr. Swid currently serves as our Lead Independent Director. Mr. Swid is the general partner and Managing Owner of Monaco Sports Group (formerly known as Venturi Grand Prix). He is the general partner and Managing Member of SLS Management (“SLS”). Prior to starting SLS in 1999, Mr. Swid was a senior portfolio manager at Kingdon Capital Management Company and an analyst at Perry Capital. Mr. Swid is a member of the Advisory Council for Stanford University’s Freeman Spogli Institute for International Studies and member of the Board of Directors at the Henry Street Settlement. Mr. Swid is also a member of the Council on Foreign Relations. Mr. Swid received a M.B.A. from Harvard Business School and a B.A. in History from Stanford University. Mr. Swid is qualified to serve as a director due to his experience in the financial services industry and his knowledge and experience in the cannabis industry.
Josh Gold
Mr. Gold was appointed to our Board in November 2022. Since 2019, Mr. Gold has served as a general partner of Inverness LLC and Blue Flag Partners LLC in Boston, MA. Since August 2025, Mr. Gold has served as a senior advisor to Ethos Capital, a leveraged buyout firm. Mr. Gold was the co-founder of Three Bays Capital in Boston, MA, and from 2013 – 2019, he served as its Chief Operating Officer. Previously, from 2010 – 2013, he served in various leadership positions at Jefferies & Co., including Managing Director, Head of Client Relationship Management and as a member of the Equity Operating Committee. Prior to Jefferies & Co., Mr. Gold served in various roles at Goldman Sachs & Co. from 2000 – 2003; Donaldson Lufkin & Jenrette in 2000; DeMatteo Monness LLC from 2003 – 2010; and Bear Stearns & Co from 1993 – 1999. He recently served on the board of Urbn Leaf in San Diego, CA. Since November 2024, Mr. Gold has served as a director of NTWO Acquisition Corp., a special purpose acquisition company. Mr. Gold has served on the Board of Directors and Executive Committee of the Managed Funds Association in Washington, D.C. He also served on the Investment and Finance committees at The Rivers School in Weston, MA. Mr. Gold is the co-Chairman of the Board of Directors of Team IMPACT and the co-founder of the Boston Investment Conference. He received a B.A. in Government & Law from Lafayette College in Easton, PA. Mr. Gold is qualified to serve as a director due to his experience in the financial services industry and his knowledge and experience in the cannabis industry.
Francis Perullo
Mr. Perullo is the co-founder of our Company and has served on our Board since May 2018. He also has served as President of the Company since August 2024. Mr. Perullo previously served as our Executive Vice President of Corporate Affairs from March 2024 to August 2024, our Strategic Advisor from May 2023 to March 2024, our President from February 2022 to May 2023, and our Interim Co-Chief Executive Officer from September 2022 to May 2023. In 2015, prior to co-founding our Company, Mr. Perullo founded the Novus Group, a consulting firm that advises government and commercial clients, where he currently serves as Principal. Prior to founding the Novus Group, Mr. Perullo founded and served as President of Sage Systems, one of the leading providers of web-based campaign management software, from 2002 to 2015. Mr. Perullo’s successful entrepreneurial career and deep knowledge of the cannabis industry and our Company make him qualified to serve as a director.
Director Independence
For purposes of this proxy statement, the independence of our directors is determined under the corporate governance rules of the New York Stock Exchange (the “NYSE”). While we are not listed on the NYSE, we believe NYSE rules represent corporate governance best practices and we believe our Board should follow best practices. The independence rules of the NYSE include a series of objective tests, including that an “independent” person will not be employed by us and will not be engaged in various types of business dealings with us. In addition, the Board is required to make a subjective determination as to each person that no material relationship exists with us either directly or as a partner, stockholder or officer of an organization that has a relationship with us. It has been determined that three of our six directors are independent persons under the independence rules of the NYSE: Scott Swid, Josh Gold, and Julie Francis.

Cease Trade Orders, Bankruptcies, Penalties or Sanctions
To the knowledge of the Company, no director nominee set forth in this proxy statement:
(a)   is, as of the date hereof, or has been, within 10 years before the date of this proxy statement, chief executive officer or chief financial officer of any company (including the Company) that, (i) was subject to an order that was issued while the proposed director was acting in the capacity of director, chief executive officer or chief financial officer; or (ii) was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity of director, chief executive officer or chief financial officer;
(b)   is, as of the date hereof, or has been, within 10 years before the date of this proxy statement, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or
(c)   has, within the 10 years before the date of this proxy statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.
Board Leadership Structure
The Company has separate Executive Chairman and Chief Executive Officer roles. The Company believes that its leadership structure is appropriate at this time and promotes effective oversight of management and the Company’s strategic direction. This structure allows the Chief Executive Officer to focus on managing the Company’s day-to-day business and operations, while the Executive Chairman oversees the functioning of the Board. The Executive Chairman and Chief Executive Officer work closely together on Board matters and on the development and execution of the Company’s strategy.
Our Board’s designated Lead Independent Director is Scott Swid, responsible for matters such as presiding over executive sessions of the independent directors and facilitating communication between the independent directors and the Executive Chairman, the Chief Executive Officer and other members of management. Directors are able to request at any time a meeting restricted to independent directors for the purposes of discussing matters independently of management and are encouraged to do so should they feel that such a meeting is required. Key responsibilities of our Lead Independent Director additionally include, among others, facilitating communications between the independent directors and the Executive Chairman, the Chief Executive Officer, and other members of management, and, if our Board determines that our Executive Chairman is conflicted with respect to a particular matter, presiding over meetings and discussions regarding such matter.
Contact with the Board of Directors
Stockholders may send communications to the entire Board, to a particular committee, or to an individual director. The mailing address is Ascend Wellness Holdings, Inc., 174 NJ-17, Rochelle Park, NJ 07662, Attention: Corporate Secretary. Communications should indicate that the sender is a current stockholder and should clearly state whether the communication is intended for the Board, a committee of the Board, or an individual director. The Corporate Secretary reviews all such correspondence and, as appropriate, forwards the communication to the relevant director or directors.
Board Role in Risk Oversight
The Board is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding the Company’s assessment of risks. The Board focuses on the most significant risks facing our Company and our Company’s general risk management strategy. While the Board oversees the Company’s risk management framework, management is responsible for identifying, assessing and managing risks on a day-to-day basis. The Board and its committees regularly review information regarding the Company’s risk profile and management’s risk mitigation activities. The Board believes that this allocation of responsibilities between the Board and management is an effective approach for addressing the risks facing the Company and that the Company’s Board leadership structure supports this approach.
Board Meetings and Committees
Our Board has established (i) an audit committee (the “Audit Committee”) and (ii) a compensation and corporate governance committee (the “Compensation and Corporate Governance Committee”). The Board has adopted written charters for each of these committees which can be found in the “Investors” section of the Company’s website at https://awholdings.com. A brief description of each committee and its responsibilities is set forth below.
The Board held a total of seven meetings during the year ended December 31, 2025. During 2025, each director attended 100% of the total number of meetings of the Board (held during the period for which they were a director) and 100% of the total number of meetings held by all committees of the Board on which they served, except that Mr. Swid was unable to attend one meeting of the Audit Committee and Ms. Francis was unable to attend one meeting of the Compensation and Corporate Governance Committee.
Name	Audit Committee	Compensation and Corporate Governance Committee
Abner Kurtin
Samuel Brill
Scott Swid
Josh Gold
Julie Francis
Francis Perullo
Total Meetings in 2025	4	4

Notes:
Executive Chairman	Committee chair
Lead Independent Director	Committee member
Board members are not required, but are expected to make every effort, to attend annual meetings of stockholders. Each of the directors serving at the time attended the virtual 2025 Annual Meeting of stockholders.
Audit Committee
The Audit Committee assists our Board in fulfilling its responsibilities for oversight of financial, audit and accounting matters. The Audit Committee reviews the financial reports and other financial information that we provide to regulatory authorities and our stockholders, as well as reviews our system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes.
The members of the Audit Committee as of the date of this proxy statement are:
Name	Independent(1)	Financially Literate(2)	Audit Committee Financial Expert(3)
Josh Gold (Chair)
Scott Swid
Abner Kurtin

Notes:
(1)
A member of the Audit Committee is independent if they have no direct or indirect “material relationship” with us. A material relationship is a relationship which could, in the view of our Board, reasonably interfere with the exercise of a member’s independent judgment. Executive officers of the Company are deemed to have a material relationship with the Company.

(2)
A member of the Audit Committee is financially literate if they have the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by our financial statements.

(3)
A member of the Audit Committee is an audit committee financial expert if they meet the SEC definition of “audit committee financial expert.” The designation of an individual as an “audit committee financial expert” does not impose on that person any duties, obligations or liability greater than those imposed on other members of the Audit Committee or the Board.

Josh Gold serves as the chair of our Audit Committee. Josh Gold meets the requirements of an “Independent Director” pursuant to the applicable policies of the Canadian Securities Exchange (the “CSE”). Each member of the Audit Committee has experience relevant to their responsibilities as an Audit Committee member. See “Director Biographies” for a description of the education and experience of each Audit Committee member. Our Audit Committee consists of a majority of “Unrelated Directors” (as such terms are defined under CSE Policy 1 — Interpretation and General Provisions) as recommended by applicable CSE policies.
Our Audit Committee operates under a written charter that satisfies applicable securities rules and regulations and the listing standards of the CSE. The Audit Committee’s principal duties and responsibilities include assisting the Board in discharging the oversight of: (i) our internal audit function; (ii) the integrity of our consolidated financial statements and accounting and financial processes and the audits of our consolidated financial statements; (iii) compliance with legal and regulatory requirements; (iv) external auditors’ qualifications and independence; (v) the work and performance of financial management and external auditors; and (vi) system of disclosure controls and procedures and system of internal controls regarding finance, accounting, legal compliance and risk management established by management and the Board. The Audit Committee has access to all books, records, facilities and personnel and may request any information about us as it may deem appropriate. It also has the authority to retain and compensate special legal, accounting, financial and other consultants or advisors to advise the Audit Committee.
Change of Auditor
As reported in the Company’s current report on Form 8-K filed on March 21, 2025, on March 20, 2025, the Company notified Macias Gini & O’Connell LLP (“MGO”) that it was being dismissed as the Company’s independent registered public accounting firm effective March 19, 2025. The decision to dismiss MGO as the Company’s independent registered public accounting firm was approved by the Company’s Audit Committee and such approval was ratified by the Company’s Board.
MGO’s reports on the consolidated financial statements of Ascend Wellness Holdings, Inc. as of and for the years ended December 31, 2024 and 2023 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the two fiscal years ended December 31, 2024 and 2023, and the subsequent interim periods through March 19, 2025, there were no (i) disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-K”), and the related instructions thereto, with MGO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MGO, would have caused MGO to make reference to the subject matter of the disagreements in connection with its reports; or (ii) “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.
On March 19, 2025, the Audit Committee, as authorized under the Audit Committee’s Charter, approved the appointment of Withum as the Company’s new auditor, effective immediately.
During the Company’s two most recent fiscal years ended December 31, 2024 and 2023 and the subsequent interim period through March 19, 2025, neither the Company nor anyone acting on its behalf consulted with Withum with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and Withum did not provide either a written report or oral advice to the Company that Withum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) (a) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or (b) a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.
Principal Accountant Fees and Services
Aggregate fees billed by Withum, the Company’s current independent registered public accounting firm for the year ended December 31, 2025, and by our former independent auditor, MGO, for the years ended December 31, 2025 and 2024 are detailed in the table below.
Firm Name	Year Ended	Audit Fees(1)	Audit-Related Fees(3)	Tax Fees(2)	Total Fees
Withum	December 31, 2025	$720,274	$32,032	—	$752,306
	December 31, 2024	—	—	—	—
MGO	December 31, 2025	—	$12,250	$5,900	$18,150
	December 31, 2024	$905,602	—	$22,465	$928,067

Notes:
(1)
“Audit Fees” are the aggregate fees billed by Withum and MGO in auditing the Company’s annual financial statements for the fiscal years ended December 31, 2025 and 2024, respectively, and for reviews of the interim consolidated financial statements included in the quarterly reports during those periods.

(2)
“Tax Fees” are fees for professional services rendered for tax compliance and planning.

(3)
“Audit Related Fees” consist of fees for professional services rendered in connection with the annual audit of the Company’s consolidated financial statements for the fiscal years ended December 31, 2025 and 2024.

Policy on Pre-Approval by our Audit Committee of Services Performed by Independent Auditors
Pursuant to the Audit Committee Charter, the Audit Committee has the responsibility to review and approve the fees charged by the external auditors for audit services, and to review and approve all services other than audit services to be provided by the external auditors, and the associated fees for such services. All engagements and fees for the fiscal year ended December 31, 2025 were pre-approved by the Audit Committee.
Compensation and Corporate Governance Committee
Our Compensation and Corporate Governance Committee consists of Scott Swid, Abner Kurtin, and Julie Francis. Scott Swid serves as the chair of our Compensation and Corporate Governance Committee. Scott Swid meets the requirements of a “non-employee director” pursuant to Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each member of the Compensation and Corporate Governance Committee has experience relevant to their responsibilities as a member of the committee.
Our Compensation and Corporate Governance Committee is, among other things, responsible for:
•
reviewing and approving the goals and objectives relating to the compensation of our executive officers, including any long-term incentive components of our compensation programs;

•
evaluating the performance of our executive officers in light of the goals and objectives of our compensation programs and determining each executive officer’s compensation based on such evaluation;

•
reviewing and approving, subject, if applicable, to stockholder approval, our compensation programs;

•
reviewing the operation and efficacy of our executive compensation programs in light of their goals and objectives;

•
reviewing and assessing risks arising from our compensation programs;

•
reviewing and recommending to the Board the appropriate structure and amount of compensation for our directors;

•
reviewing and approving, subject, if applicable, to stockholder approval, material changes in our employee benefit plans;

•
establishing and periodically reviewing policies for the administration of our equity compensation plans;

•
identifying, evaluating and recommending qualified nominees to serve on our Board;

•
considering and making recommendations to our Board regarding the composition and chairmanship of the committees of our Board;

•
developing and making recommendations to our Board regarding corporate governance guidelines and matters and periodically reviewing such guidelines and recommending any changes; and

•
overseeing annual evaluations of our Board’s performance, including the performance of committees of our Board and management.

Compensation Committee Interlocks and Insider Participation
Abner Kurtin, our Executive Chairman, served as a member of the Compensation and Corporate Governance Committee during the fiscal year ended December 31, 2025. There were no compensation committee “interlocks” during the year ended December 31, 2025 or to date in 2026, which generally means that no executive officer of the Company served as a director or member of the compensation committee of another entity, that had an executive officer serving as a director or member of the Company’s Compensation and Corporate Governance Committee.
Consideration of Director Nominees
We seek directors with the highest standards of ethics and integrity, sound business judgment, and the willingness to make a strong commitment to the Company and its success. The Compensation and Corporate Governance Committee works with the Board on an annual basis to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience for the full Board and each Board committee, taking into account both existing directors and all nominees for election as directors, as well as any diversity considerations and the membership criteria applied by the Compensation and Corporate Governance Committee. The Compensation and Corporate Governance Committee and the Board, which do not have a formal diversity policy, consider diversity in a broad sense when evaluating Board composition and nominations; and they seek to include directors with a diversity of experience, professions, viewpoints, skills, and backgrounds that will enable them to make significant contributions to the Board and the Company, both as individuals and as part of a group of directors. The Board evaluates each individual in the context of the full Board, with the objective of recommending a group that can best contribute to the success of the business and represent stockholders’ interests through the exercise of sound judgment. In determining whether to recommend a director for re-election, the Compensation and Corporate Governance Committee also considers the director’s attendance at meetings and participation in and contributions to the activities of the Board and its committees.
The Compensation and Corporate Governance Committee does not have a formal policy that addresses director candidates recommended by stockholders because the Board believes that its current director solicitation processes and stockholder engagement are sufficient to incorporate stockholder involvement without a formal policy. Additionally, the Compensation and Corporate Governance Committee will consider director candidates recommended by stockholders, and its process and criteria for considering such recommendations are no different than its process and criteria for screening and evaluating candidates suggested by directors, management of the Company, or third parties.
Code of Business Conduct and Ethics
Our Board has adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior officers. The full text of our code of business conduct and ethics is posted on the Investor Relations page on our website. We intend to disclose any amendments to our code of business conduct and ethics, or waivers of its requirements, on our website or in filings made pursuant to the Exchange Act.

Trading Restrictions
All of our executives, directors and certain other employees are subject to our insider trading policy, which prohibits trading in our securities while in possession of material undisclosed information about us. Under this policy, such individuals are also prohibited from entering into hedging transactions involving our securities, such as short sales, puts and calls. Our insider trading policy and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations and any applicable listing standards. Our insider trading policy is filed as Exhibit 19 to our most recent Annual Report on Form 10-K.
Policies and Practices for Granting Certain Equity Awards
The Compensation and Corporate Governance Committee of the Board is responsible for the review and approval of our policies and practices with respect to granting equity awards. The Compensation and Corporate Governance Committee typically targets the second quarter of the fiscal year, shortly after the annual meeting of stockholders and the release of the first quarter financial results, for granting annual stock awards to eligible recipients, absent any extraordinary event. The Compensation and Corporate Governance Committee believes this aligns the timing of equity grants with the planning of annual salary increases (also in the second quarter of our fiscal year), allowing a holistic view of total compensation.
The Compensation and Corporate Governance Committee seeks to structure equity grants so that they are awarded during an open window period as designated by the Company’s Insider Trading Policy, or, if Compensation and Corporate Governance Committee approval is provided during a non-window period, are typically made effective on the first business day following our press release with respect to financial results for the prior quarter. This policy is intended to ensure that options are awarded at a time when the exercise price fully reflects all recently disclosed information. In the case of new hires eligible to receive equity grants, grants are generally made on the first business day of the month following the date the individual commences employment.
All grants to executive officers are approved by the Compensation and Corporate Governance Committee and not pursuant to any delegated authority.
The Company does not maintain any programs, policies, or practices designed to time stock option grants with the release of material, non-public information in a manner that would provide advantageous option exercise prices to grant recipients. Option exercise prices are, in all cases, equal to the closing price of the Company’s Class A Common Shares on the date of grant.
During fiscal 2025, the Company did not award options to any NEO in the period beginning four business days before and ending one business day after the filing of a Form 10-Q or Form 10-K, or the filing or furnishing of a Form 8-K that discloses material nonpublic information.
Family and Certain Other Relationships
There are no family relationships among the members of the Board or the members of senior management of the Company. There are no arrangements or understandings with major stockholders, customers, suppliers or others, pursuant to which any member of the Board or member of senior management was selected.
Proposal 2 — Ratification of Independent Registered Public Accounting Firm
The Audit Committee has appointed Withum as the independent registered public accounting firm of the Company for the year ended December 31, 2026, with Withum to hold that position until the close of the next annual meeting of the Company or until a successor is appointed. Stockholder ratification of the appointment of Withum as the Company’s independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board is submitting the appointment of Withum to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm, but it retains sole responsibility for appointing and terminating the independent registered public accounting firm.

The persons named in the accompanying form of proxy intend to vote “FOR” the ratification of the appointment of Withum as the Company’s independent registered public accounting firm for the ensuing year or until their successors are appointed, unless the stockholder has specified otherwise in the proxy.
The Company expects that a representative of Withum will be present at the Meeting to answer questions and make a statement if they desire to do so.
Proposal 3 — Approval of the Stock Incentive Plan
The Company is seeking reapproval of its 2021 Stock Incentive Plan, as amended (the “Amended 2021 Incentive Plan”). The Amended 2021 Incentive Plan was adopted by the Board on June 29, 2021 and approved by stockholders on May 6, 2022. The Board subsequently amended the plan on March 9, 2023, and stockholders ratified and approved those amendments on May 5, 2023. Section 6.5 of CSE Policy 6 — Distributions & Corporate Finance requires that security-based compensation arrangements considered to be “evergreen” or “rolling” plans be approved by shareholders within three years of adoption and every three years thereafter. As the Amended 2021 Incentive Plan constitutes a 10% rolling plan, shareholders will be asked at the Meeting to pass an ordinary resolution approving the Amended 2021 Incentive Plan and any unallocated entitlements thereunder.
The purpose of the Amended 2021 Incentive Plan, is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors, independent contractors and non-employee directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through stock-based awards and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the stockholders.
The Amended 2021 Incentive Plan authorizes the Board or committee or subcommittee of the Board appointed from time to time by the Board to administer the Amended 2021 Incentive Plan (the “Administrator”) to provide equity-based compensation in the form of stock options, including tax-qualified Incentive Stock Options (“ISOs”), stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”) or Dividend Equivalents (collectively, “Awards”).
Summary of the Amended 2021 Incentive Plan
The following brief summary of the Amended 2021 Incentive Plan and is not intended to be exhaustive and is qualified in its entirety by the terms of the Amended 2021 Incentive Plan, a copy of which has been filed under the Company’s profile on SEDAR+ at www.sedarplus.ca and with the SEC at www.sec.gov. A copy of the Amended 2021 Incentive Plan is also available free of charge to any stockholder upon request to the Corporate Secretary at at Ascend Wellness Holdings, Inc., 174 NJ-17, Rochelle Park, NJ 07662, Attention: Corey Sheahan, Executive Vice President, General Counsel and Secretary, or by email at csheahan@awholdings.com.
Eligibility
Eligibility under the Amended 2021 Incentive Plan is limited to employees, officers, non-employee directors, consultants, independent contractors or advisors providing services to the Company or any entity controlled by the Company (an “Affiliate”), or any person to whom an offer of employment or engagement with the Company or any Affiliate is extended. The Administrator, in its sole discretion, will determine which eligible persons will receive Awards under the 2021 Incentive Plan.
Shares Available for Awards
Subject to customary capitalization adjustments, the aggregate number of Class A Common Shares that may be issued under all Awards under the 2021 Incentive Plan shall not exceed 10% of the total number of issued and outstanding Class A Common Shares, on a non-diluted basis, as constituted on the grant date of an Award.
In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the Form of cash, shares of common stock, other securities or property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of common stock or other securities of the Company, issuance of warrants or other rights to purchase shares of common stock or other securities of the Company or other similar corporate transaction or event affects the shares of common stock such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Amended 2021 Incentive Plan, then the Administrator shall, in accordance with applicable law and in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, and (ii) the number and type of shares of common stock (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award, and (iv) the limitation that, if, and so long as, the Company is listed on the CSE, the aggregate number of shares of common stock issued or issuable to persons providing Investor Relations Activities (as defined in CSE policies) as compensation within a one-year period, shall not exceed 1% of the total number of shares of common stock then outstanding; provided, however, that the number of shares of common stock covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.
Types of Awards
Options
The Amended 2021 Incentive Plan authorizes awards of options to purchase Class A Common Shares. Subject to the limitations of the Amended 2021 Incentive Plan, the Administrator may grant options for such number of Class A Common Shares and having such terms as the Administrator designates.
Options shall vest and be exercisable in the timeframe determined by the Administrator, which shall be set forth in the applicable option award agreement. The Administrator fixes the term of each option when granted, but such term may not be greater than 10 years from the date of grant (subject to limited extensions for non-U.S. taxpayers whose options would otherwise expire during a blackout period). The exercise price of options is established by the Administrator and shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except in limited circumstances. Payment for the exercise price may be made in cash or its equivalent, payment in unrestricted Shares already owned by the participant or, to the extent permitted under the relevant option award agreement, payment through (i) the sale by a broker acceptable to the Company on behalf of the participant of a portion of the Class A Common Shares subject to the option, or (ii) the withholding of Shares that would otherwise be issuable in connection with the exercise of the options.
Incentive Stock Options
The Amended 2021 Incentive Plan authorizes awards of ISOs. In addition to being subject to the Amended 2021 Incentive Plan’s general 10% rolling limit on awards, the maximum number of Class A Common Shares available for grants of ISOs is also limited to 10% of issued and outstanding shares as of May 5, 2023 (the “fixed limit”). If any shares covered by ISO are not purchased or are forfeited or are reacquired by the Company, or if an ISO otherwise terminates or is cancelled without delivery of any shares, then the number of shares counted against the aggregate number of shares available under the fixed limit, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting ISOs.
In addition to the terms and conditions related to awards of options, awards of ISOs have the following conditions: (i) to the extent that the aggregate Fair Market Value (determined at the time of grant) of the shares of common stock with respect to which ISOs are exercisable for the first time by a participant during any calendar year exceeds $100,000, the ISOs or portions thereof that exceed such limit (according to the order in which they were granted) will be treated as a non-qualified stock option; (ii) ISOs must be granted before June 29, 2031; (iii) ISOs granted to a participant who, at the time such ISO is granted, owns (within the meaning of Section 422 of the Internal Revenue Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, shall expire and no longer be exercisable no later than 5 years from the date of grant; (iv) ISOs granted to a participant who, at the time such ISO is granted, owns (within the meaning of Section 422 of the Internal Revenue Code) stock possessing more than

10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, shall have an exercise price per share not less than 110% of the Fair Market Value of a Share on the date of grant of the ISO; (v) an ISO may be exercised during a participant’s lifetime only by the participant; and (vi) an ISO may not be transferred, assigned, or pledged by a participant except by will or the laws of descent and distribution. Stock Appreciation Rights.
The Amended 2021 Incentive Plan authorizes awards of SARs, which confer to the holder a right to receive the excess of (i) the Fair Market Value of one Class A Common Share on the date of exercise over (ii) the grant price of the SAR as specified in the relevant award agreement, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the SAR. The terms and conditions of a SAR will be set forth in an applicable award agreement, as determined by the Administrator. The Administrator fixes the term of each SAR when granted, but such term may not be greater than 10 years from the date of grant.
Restricted Stock and Restricted Stock Units
The Amended 2021 Incentive Plan authorizes awards of restricted stock and RSUs, which will confer to the holder Class A Common Shares or a right to receive Class A Common Shares subject to such restrictions as the Administrator may impose in an award agreement.
Restricted stock shall be issued at the time such Awards are granted and will be held by the Company or a nominee until they are no longer subject to restrictions. In the case of RSUs, no Class A Common Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to RSUs evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of such RSUs.
Except as otherwise determined by the Administrator or as provided in an Award Agreement, upon a recipient’s termination of employment or service or resignation or removal as a director during the applicable restriction period, all shares of restricted stock and all RSUs held at such time shall be forfeited and reacquired by the Company for cancellation at no cost to the Company; provided, however, that the Administrator may waive in whole or in part any or all remaining restrictions with respect to shares of restricted stock or RSUs.
Dividend Equivalents
The Amended 2021 Incentive Plan authorizes the Administrator to grant Dividend Equivalents under which the participant shall be entitled to receive payments equivalent to and in lieu of the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Class A Common Shares determined by the Administrator. The Administrator may not, however, grant Dividend Equivalents to participants in connection with grants of options or SARs, and dividend and Dividend equivalent amounts with respect to any share underlying restricted stock awards or RSUs may be accrued but not paid to a participant until all conditions or restrictions relating to such Share have been satisfied, waived or lapsed.
Limitations on Awards
If, and so long as, the Company is listed on the CSE, the aggregate number of Class A Common Shares issued or issuable to persons providing Investor Relations Activities (as defined in CSE policies) as compensation within a one-year period, shall not exceed 1% of the total number of Shares then outstanding.
Transfer of Awards
No Award (other than fully vested and unrestricted Class A Common Shares issued pursuant to any Award) and no right under any such Award shall be transferable other than by will or by the laws of descent and distribution. In addition, no Award (other than fully vested and unrestricted Class A Common Shares issued pursuant to any Award) and no right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

Amendment and Termination
The Board may from time to time amend, suspend or terminate the Amended 2021 Incentive Plan or any Award agreement, and the Administrator may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may (except as expressly provided in the Amended 2021 Incentive Plan) materially and adversely alter or impair the terms or conditions of the Award previously granted without the participant’s consent. Any amendment to the Amended 2021 Incentive Plan, an Award agreement or the terms of any Award previously granted is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange.
Prior approval of the Stockholders shall be required to make any amendment to the Amended 2021 Incentive Plan or an Award that would (i) require Stockholder approval under the rules of the CSE, the rules or regulations of the SEC, or any other securities exchange that is applicable to the Company; (ii) increase the number of Class A Common Shares authorized under the Amended 2021 Incentive Plan; (iii) permit repricing of Options or SARs, which is currently prohibited; (iv) permit the award of Options or SARs at a price less than 100% of the Fair Market Value of a Share on the date of grant; (v) increase the maximum term permitted for options and for SARs; or (vi) increase the maximum number of Class A Common Shares or dollar value of Awards which can be granted to a participant in a calendar year.
Change in Control
Effective upon the consummation (or immediately prior to the consummation) of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Class A Common Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (each, a “Change in Control Event”), the Administrator may, in its sole discretion, provide for (i) the termination of any Award, whether or not vested, in exchange for an amount of cash and/or other property; (ii) the replacement of any Award with other rights or property selected by the Administrator in its sole discretion; (iii) the Award to be assumed by, or substituted for a similar Award from, the successor or survivor of the Company, or a parent or subsidiary thereof, with appropriate adjustments; (iv) the vesting or exercisability of Awards notwithstanding anything to the contrary in the applicable Award Agreement; or (v) the determination of a future date after which Awards cannot vest, be exercised or become available, which may be the effective date of the Change in Control Event.
Clawback Provisions
All awards under the Amended 2021 Incentive Plan are subject to forfeiture or other penalties pursuant to any clawback policy that may be adopted by the Company.
Approval
The reapproval of the Amended 2021 Incentive Plan and approval of any allocated entitlements thereunder requires the approval of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote on the subject matter. Therefore, at the Meeting, stockholders will be asked to consider, and if deemed advisable, to pass the following resolution (the “Plan Resolution”):
BE IT RESOLVED AS A RESOLUTION OF THE STOCKHOLDERS THAT:
1.
the Company’s 2021 Stock Incentive Plan, as amended (the “Amended 2021 Incentive Plan”), a copy of which is available under the Company’s profile on SEDAR+ at www.sedarplus.ca and on the SEC’s website at www.sec.gov, as may be amended by the Board as required by applicable securities regulatory authorities or stock exchanges, is hereby ratified, adopted and re-approved; provided, however, that if the Company’s shares remain listed on the Canadian Securities Exchange as of April 29, 2029, being the date that is three years from the date of the Meeting, the Company must obtain further stockholder approval of the Amended 2021 Incentive Plan and any unallocated entitlements thereunder in order to continue granting awards after such date;

2.
all unallocated awards pursuant to the Amended 2021 Incentive Plan be and are hereby ratified, confirmed and approved;

3.
the form of the Amended 2021 Incentive Plan may be amended in order to satisfy the requirements or requests of any regulatory authority or stock exchange without requiring further approval of the stockholders of the Company;

4.
the stockholders of the Company hereby expressly authorize the Board of Directors of the Company, in its discretion, to revoke this resolution before it is acted upon without requiring further approval of the stockholders in that regard; and

5.
any director or officer of the Company is authorized and directed to execute and deliver for and in the name of and on behalf of the Company all such certificates, instruments, agreements, notices and other documents and to do such other acts and things as, in the opinion of such persons, may be necessary or desirable to give effect to the foregoing and facilitate the implementation of the foregoing resolutions.

The persons named in the form of proxy accompanying this proxy statement intend to vote “FOR” the Plan Resolution, unless the stockholder has specified in the form of proxy that the shares of common stock represented by such proxy are not to be voted in favor thereof.
Board Recommendation
The Board believes the approval of the proposed Plan Resolution is in the best interest of the Company and unanimously recommends a vote FOR the approval of the proposed Plan Resolution.
EXECUTIVE OFFICERS
The following table identifies our executive officers as of March 2, 2026:
Name	Office Held	Officer Since	Age
Samuel Brill	Chief Executive Officer	2024	52
Roman Nemchenko	Chief Financial Officer	2024	37
Francis Perullo	President	2019	49
The biography of Mr. Nemchenko is set out below. Biographical information with respect to Messrs. Kurtin, Brill and Perullo is provided above under “Director Biographies”.
Roman Nemchenko
Mr. Nemchenko, age 37, served as the Company’s Executive Vice President and Chief Accounting Officer since April 2020. He played a key role in the Company’s 2021 initial public offering and has driven significant financial and operational improvements. Prior to joining the Company, Mr. Nemchenko served as Controller for Acreage Holdings from November 2017 to April 2020. With almost 20 years of experience in finance and accounting, Mr. Nemchenko has a strong background in public offerings, financial analysis, M&A, restructurings, SEC reporting, technology implementations, tax strategy, and regulatory compliance. His career includes leadership roles at Acreage Holdings, Oscar Insurance, and Fortress Investment Group, as well as auditing and consulting experience at PwC. Mr. Nemchenko holds a CPA, a BS in Finance and Accounting from the State University of New York at New Paltz, and an MS in Forensic Accounting from the University at Albany.

EXECUTIVE COMPENSATION
Overview of Executive Compensation
The Board is authorized to review and approve annually all compensation decisions relating to our executive officers. In accordance with the reduced disclosure rules applicable to emerging growth companies as set forth in Item 402 of Regulation S-K, this section explains how our compensation program is structured for our Chief Executive Officer and the other executive officers named in the Summary Compensation Table (the “named executive officers” or “NEOs”).
Our named executive officers for the fiscal year ended December 31, 2025 consisted of our principal executive officer and our next two most highly compensated executive officers, as summarized in the table below.
Name	Principal Position
Samuel Brill	Chief Executive Officer
Francis Perullo	President
Roman Nemchenko	Chief Financial Officer
Summary Compensation Table
The following table shows the compensation earned by each of the Company’s named executive officers over the last two fiscal years. The compensation of the NEOs is paid and reported in U.S. dollars.
Name and Principal Position	Year	Salary ($)	Bonus(2) ($)	Stock Awards(1) ($)	Option Awards(1) ($)	Total ($)
Samuel Brill(3) Chief Executive Officer	2025	561,423	283,250	—	—	844,673
	2024	169,231	50,000	930,000	—	1,149,231
Francis Perullo(5) President(4)	2025	1,275,365	283,250	—	—	1,558,615
	2024	2,572,116	90,548	1,186,866	—	3,849,530
Roman Nemchenko(6) Chief Financial Officer	2025	459,346	231,750	—	—	691,096
	2024	358,868	175,000	—	—	533,868

Notes:
(1)
The amounts reported as stock awards and option awards reflect aggregate grant date fair value of RSUs and options, respectively, computed in accordance with ASC Topic 718, Compensation — Stock Compensation. These amounts reflect our calculation of the value of these awards at the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the named executive officer. Assumptions used in the calculation of these amounts are included in Note 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal years ended December 31, 2025 and 2024.

(2)
As of the date of this proxy statement, the Compensation and Corporate Governance Committee has not yet finalized the annual bonus amounts payable for fiscal year 2025 under the Company’s annual incentive program. The amounts reflected in the “Bonus” column for fiscal year 2025 represent estimated amounts based on current information and are subject to final approval by the Compensation and Corporate Governance Committee. Any differences between such estimated amounts and the final amounts approved will be reflected in the Company’s Summary Compensation Table for the applicable year in a future proxy statement.

(3)
On August 26, 2024, Samuel Brill began serving as Chief Executive Officer of the Company for which he received an annual base salary of $550,000 and a one-time grant of 5,000,000 restricted stock units under the Company’s 2021 Stock Incentive Plan, 1,000,000 of which vested on December 31, 2024. Mr. Brill ceased to receive compensation for his service as director of the Company upon his appointment as Chief Executive Officer of the Company.

(4)
On August 26, 2024, Francis Perullo began serving as President of the Company for which he received an annual base salary of $550,000. From March 30, 2024 to August 26, 2024, Mr. Perullo served as the Company’s Executive Vice President, Corporate Affairs for which he received an annual base salary of $450,000. From May 15, 2023 to March 26, 2024, Mr. Perullo served as a Strategic Advisor of the Company for which he received an annual base salary of $750,000. From September 28, 2022 to May 15, 2023, Mr. Perullo served as Interim Co-Chief Executive Officer of the Company for which he received an annual base salary of $750,000. Mr. Perullo also received certain payments made under the terms of his prior employment agreement with the Company. Mr. Perullo did not receive compensation for his service as a director of the Company.

(5)
The amount reported for Mr. Perullo includes his base salary for 2025 of $561,423.09 and $713,942.27 of payments made during

2025 pursuant to the Perullo Separation and Release Agreement, which provided for termination compensation payable in substantially equal installments over a 12-month period following the termination of his prior employment agreement.
(6)
The amount reported represents the guaranteed bonus of $175,000 for fiscal year 2024 payable pursuant to the CFO Employment Agreement, which was not contingent upon the achievement of performance goals.

Narrative Disclosure to Summary Compensation Table
For the fiscal year 2025, our named executive officers participated in several compensation programs, as outlined in the table below.
Incentive Type	Reward Element	Time Horizon	Rationale
Fixed compensation	Base salary	Annual	Base salary provides a fixed level of competitive pay that fairly compensates the executive based on individual levels of responsibilities.
Variable compensation	Annual incentive plan	Annual	The annual incentive plan provides cash awards for the attainment of short-term operating, strategic and financial goals.
	Restricted stock units (“RSUs”)	Four years	Time-based restricted stock both retains executives and aligns their long-term interests with those of stockholders.
Base Salary.   Base salary is the fixed portion of each executive officer’s total compensation and is designed to fairly compensate the individual based on their level of responsibilities. The 2025 base salaries were established as part of each named executive officers’ employment agreement described below. In determining the appropriate base level of compensation for the named executive officers, weight was placed on the following factors: the particular responsibilities related to the position, salaries or fees paid by companies of similar size in the industry, level of experience of the executive and overall performance.
Base salaries for named executive officers in fiscal 2025 were as follows:
Name	Fiscal 2025 Base Salary ($)
Samuel Brill	550,000
Francis Perullo	550,000
Roman Nemchenko	450,000
Annual Incentive Plan.   Our NEOs are (or were in the case of former executive officers) eligible to receive annual performance-based incentives through the Company’s annual incentive plan (“AIP”). For fiscal year 2025, the Compensation and Corporate Governance Committee evaluated the Company’s overall financial and operational performance in determining incentive payouts under the AIP. In making this determination, the Committee considered a range of financial and operational factors, including revenue growth, Adjusted EBITDA and operating cash flow, as well as broader operational and strategic achievements during the year. In addition to these performance metrics, the Compensation and Corporate Governance Committee also considered the Company’s performance in the context of broader market conditions and competitive dynamics within the industry, recognizing that performance is assessed not solely against internal targets but also relative to market competitiveness.
Based on its evaluation of these factors and the overall performance of the Company during the year, the Compensation and Corporate Governance Committee determined the bonus payouts for the Company’s executive officers.
In fiscal 2025, Messrs. Brill and Perullo are each expected to receive a bonus payout of $283,250, and Mr. Nemchenko is expected to receive a bonus payout of $231,750, in each case based on current estimates and subject to final determination and approval by the Compensation and Corporate Governance Committee. In fiscal 2024, Messrs. Brill and Perullo received bonus payouts of $50,000 and $90,548, respectively, and Mr. Nemchenko received a bonus payout of $175,000.
Long-term Incentive Plan.   We believe that regular equity-based long-term incentive awards align the interests of our named executive officers with our stockholders and focus our NEOs on our long-term growth.

In fiscal year 2025, we granted an equal mix of stock options and RSUs under our long-term incentive plan (“LTIP”). In determining the equity vehicle mix, the Compensation and Corporate Governance Committee determined that awarding a mix of stock options and RSUs achieved a balance in linking NEO long-term compensation to Company performance. Options do not provide any value unless our stock price appreciates and focus and reward our NEOs for increasing our stock price. The value of restricted shares increases or decreases in the same way as the value of stock held by our stockholders, and restricted shares are generally less dilutive to our stockholders than options.
Outstanding Equity Awards at Fiscal Year End
The following table summarizes the total outstanding equity awards as of December 31, 2025 for the named executive officers.
Unless stated otherwise, options and unvested RSUs were issued as part of the Company’s LTIP, which vest over two to four years. The options generally expire two to five years from grant date.
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)
Samuel Brill	7/1/2025	303,483	910,446	0.35	7/1/2027	—	—
Francis Perullo	3/15/2022	182,927	—	4.10	3/15/2027	—	—
	5/16/2023	386,598	—	0.85	5/16/2028	—	—
	7/1/2025	303,483	910,446	0.35	7/1/2027	—	—
Roman Nemchenko	3/15/2022	26,829	—	4.10	3/15/2027	—	—
	5/16/2023	72,165	—	0.85	5/16/2028	—	—
	8/26/2024	—	—	—	—	262,500	196,875
	7/1/2025	248,304	744,911	0.35	7/1/2027	—	—

Notes:
(1)
Options granted on July 1, 2025 vest in equal quarterly installments over two years, subject to continued service.

(2)
Mr. Nemchenko received a one-time grant of 350,000 restricted stock units, which vest 25% annually over a four-year period, subject to the terms of the applicable award agreement.

(3)
Based on a closing price of $0.75 per Class A Common Share on December 31, 2025, the last day of trading in fiscal year 2025.

Employment Agreements and Termination and Change of Control Benefits
The Company has entered into employment agreements with each of Messrs. Kurtin, Brill, Perullo and Nemchenko. A summary of each agreement is set forth below.
Abner Kurtin, Executive Chairman
In March 2024, Mr. Kurtin transitioned from his prior executive role to serve as Executive Chairman of the Company. In connection with this transition, the Company and Mr. Kurtin entered into an employment agreement effective March 30, 2024 and terminated his prior employment agreement, dated March 22, 2021, as amended. The parties also entered into a separation and release agreement providing for certain payments and accelerated vesting of previously granted equity awards, as disclosed in the Summary Compensation Table for the year ended December 31, 2024.
On March 10, 2025, the Company and Mr. Kurtin entered into an amended and restated employment agreement (the “Kurtin Employment Agreement”), effective March 31, 2025, pursuant to which Mr. Kurtin continues to serve as Executive Chairman of the Company. Mr. Kurtin does not receive any additional compensation for his service as a member of the Board.

On March 10, 2026, the Company and Mr. Kurtin entered into Amendment No. 1 to the Kurtin Employment Agreement (“Amendment No. 1”), which extended the term of the Kurtin Employment Agreement through March 31, 2027 and modified Mr. Kurtin’s compensation. Pursuant to Amendment No. 1, Mr. Kurtin receives an annual base salary of $175,000 and was granted a restricted stock unit award with a grant-date value of $175,000, which vests in quarterly installments over one year from the grant date, subject to the terms of the Company’s 2021 Stock Incentive Plan and the applicable award agreement. Amendment No. 1 also provides for a one-time cash payment of $70,000.
Mr. Kurtin is not eligible to participate in the Company’s annual performance-based bonus program or long-term incentive program and is not entitled to any severance benefits under the Kurtin Employment Agreement or Amendment No. 1.
The foregoing description of the Kurtin Employment Agreement and Amendment No. 1 is qualified in its entirety by reference to the full text of those agreements, which are filed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Samuel Brill, Chief Executive Officer
Effective as of August 26, 2024, in connection with his appointment as Chief Executive Officer, the Company and Mr. Brill entered into an employment agreement (the “CEO Employment Agreement”), pursuant to which Mr. Brill receives an annual base salary of $550,000 and an annual bonus based on achievement of certain target performance goals. Mr. Brill received a one-time grant of 5,000,000 RSUs under the Company’s long-term incentive plan (the “LTIP”) (the “CEO RSU Grant”). 1,000,000 of the RSUs vested on December 31, 2024, and 1,000,000 RSUs will vest on December 31, 2025 (together, the “CEO Time-Vesting RSUs”). The remaining 3,000,000 RSUs (the “CEO Performance-Based RSUs”) will vest upon the achievement of the Stock Price Condition (as defined in the CEO Employment Agreement).
During the first 18 months of the CEO Employment Agreement (the “Initial Term”), in the event Mr. Brill is terminated by the Company other than for Cause (as defined in the CEO Employment Agreement), Mr. Brill would be entitled to receive (i) the base salary for the remainder of the Initial Term earned but not paid through the date of termination, (ii) the CEO Time-Vesting RSUs that would have vested during the Initial Term, (iii) the value of any vacation time earned but not used through the date of termination, (iv) any annual bonus earned with respect to the fiscal year immediately preceding the fiscal year in which such termination occurs, but only to the extent unpaid as of the date of termination; (v) a pro-rated annual bonus for service completed during the then current fiscal year through and including the date of termination; (vi) any other benefits payable under the terms of any employee benefit plan, program or arrangement sponsored or maintained by the Company; and (vii) any business expenses incurred but unreimbursed as of the date of termination (all of the foregoing, the “Initial Term CEO Termination Compensation”). In addition to the Initial Term CEO Termination Compensation, the Company would continue to pay the cost of Mr. Brill’s participation in the Company’s medical and dental insurance plans for a period of the remainder of the Initial Term (the “CEO Benefit Continuation”).
After the Initial Term (the “At Will Period”), in the event Mr. Brill is terminated by the Company other than for Cause (as defined in the CEO Employment Agreement), Mr. Brill would be entitled to receive (i) an amount equal to fifty-percent (50%) of the base salary earned for the full fiscal year immediately preceding the fiscal year in which such termination occurs, payable in substantially equal installments over the six (6) month period immediately following the termination date, (ii) any unvested CEO Time-Vesting RSU shall vest, (iii) the value of any vacation time earned but not used through the date of termination, (iv) any annual bonus earned with respect to the fiscal year immediately preceding the fiscal year in which such termination occurs, but only to the extent unpaid as of the date of termination; (v) a pro-rated annual bonus for service completed during the then current fiscal year through and including the date of termination; (vi) any other benefits payable under the terms of any employee benefit plan, program or arrangement sponsored or maintained by the Company; and (vii) any business expenses incurred but unreimbursed as of the date of termination (all of the foregoing, the “At Will CEO Termination Compensation”). In addition to the At Will CEO Termination Compensation, Mr. Brill shall be entitled to the CEO Benefit Continuation for a period of 6 months following the termination date.

If termination of Mr. Brill occurs during the At Will Period or within 18 months after a Change of Control Event (as defined in the CEO Employment Agreement), Mr. Brill shall be entitled to 100% of his base salary in a lump sum payment, and any unvested CEO Time-Vesting RSUs shall vest. Mr. Brill will not receive any additional compensation for his services as a member of the Board. The At Will Period of the CEO Employment Agreement is at-will and has no specific term.
Francis Perullo, President
Effective as of August 26, 2024, the Company and Mr. Perullo entered into an employment agreement pursuant to which Mr. Perullo transitioned into the role as President of the Company (the “President Employment Agreement”). In connection with the President Employment Agreement, the parties terminated Mr. Perullo’s prior employment agreement between the Company and Mr. Perullo, dated March 26, 2024 (the “Prior Perullo Employment Agreement”). Mr. Perullo also serves as a member of the Board.
In connection with the termination of the Prior Perullo Employment Agreement, on March 26, 2024, the Company and Mr. Perullo executed an employee separation and release agreement, effective March 29, 2024 (the “Perullo Separation and Release Agreement”). The Perullo Separation and Release Agreement provides that Mr. Perullo will receive the following separation payments and benefits provided under the Prior Perullo Employment Agreement, subject in each case to a customary seven-day revocation period: (i) final compensation in the form of a $14,423 lump sum payment, representing base salary from the prior year earned but not paid; (ii) termination compensation in the amount of $2,475,000, representing two times his 2023 base salary plus two times his 2023 earned bonus, payable in substantially equal installments over 12 months following the termination date; (iii) a prorated bonus for fiscal 2024 on such terms as may be approved by the Board; and (iv) accelerated vesting of all outstanding unvested equity securities, including 381,412 options and 898,181 RSUs, plus 657,895 RSUs representing his 2024 grant under the Company’s LTIP, on March 29, 2024. The Perullo Separation and Release Agreement also provides, among other customary provisions, continuing confidentiality and non-disparagement obligations. Pursuant to the Perullo Separation and Release Agreement, Mr. Perullo received certain payments during the year ended December 31, 2024, as disclosed in the Summary Compensation Table.
Pursuant to the President Employment Agreement, Mr. Perullo receives an annual base salary of $550,000 and an annual bonus based on the achievement of certain target performance goals. Upon Mr. Perullo’s death or disability or termination by the Company for Cause (as defined in the President Employment Agreement), Mr. Perullo shall be entitled to any base salary, vacation time, and any unreimbursed business expenses from the prior year earned but not paid (together, the “Final President Compensation”). Upon termination other than for Cause or Mr. Perullo’s resignation for Good Reason (each as defined in the President Employment Agreement) that occurs within two years, the Company shall pay Mr. Perullo the Final President Compensation and he shall be entitled to one year of continued participation in the Company’s medical and dental insurance plans (the “President Benefit Continuation”).
Upon termination other than for Cause or Mr. Perullo’s resignation for Good Reason (each as defined in the President Employment Agreement) that occurs after two years, Mr. Perullo would be entitled to receive the Final President Compensation and an amount equal to the sum of his base salary and he would be entitled to the President Benefit Continuation. Upon termination of Mr. Perullo within 18 months after a Change of Control Event (as defined in the President Employment Agreement), Mr. Perullo shall be entitled to 100% of his annual base salary in a lump sum payment and he shall be entitled to the President Benefit Continuation for a period of six months. Mr. Perullo will not receive any additional compensation for his services as a member of the Board. The President Employment Agreement is at-will and has no specific term.
Roman Nemchenko, Chief Financial Officer
Effective as of August 26, 2024, in connection with his appointment as Chief Financial Officer, the Company and Mr. Nemchenko entered into an employment agreement (the “CFO Employment Agreement”), pursuant to which Mr. Nemchenko serves as Chief Financial Officer of the Company and reports directly to the Chief Executive Officer. Under the CFO Employment Agreement, Mr. Nemchenko receives an annual base salary of $450,000. For fiscal year 2024 only, Mr. Nemchenko is entitled to a guaranteed cash bonus of $175,000, payable in accordance with the Company’s regular payroll practices. Beginning in fiscal year 2025 and for each fiscal year thereafter, Mr. Nemchenko is eligible to earn an annual performance-based bonus based on the achievement of financial, operational and strategic or individual objectives established by the Board or its designees. Except for the guaranteed bonus for fiscal year 2024, any annual bonus is discretionary and may be paid in cash, equity or a combination thereof, as determined by the Board.
In addition, Mr. Nemchenko received a one-time grant of 350,000 restricted stock units (the “CFO RSUs”) under the Company’s 2021 Stock Incentive Plan, which vest 25% annually over a four-year period, subject to the terms and conditions of the applicable award agreement. Mr. Nemchenko also became eligible to participate in the Company’s long-term incentive program beginning in fiscal year 2025, with the terms of any such participation determined by the Board or its designee.
If Mr. Nemchenko’s employment terminates due to death or disability, the Company is required to pay Mr. Nemchenko or his estate, as applicable, any base salary earned but unpaid through the date of termination, the value of any accrued but unused vacation time and any unreimbursed business expenses payable under Company policy (collectively, “Final Compensation”). In addition, Mr. Nemchenko or his estate would be entitled to continued payment of the employer cost of medical and dental insurance coverage for six months, subject to the terms of the agreement.
If the Company terminates Mr. Nemchenko’s employment other than for Cause (as defined in the CFO Employment Agreement), or if Mr. Nemchenko resigns for Good Reason (as defined in the CFO Employment Agreement), then, subject to his execution and non-revocation of a release of claims and continued compliance with the restrictive covenants in the CFO Employment Agreement, the Company is required to pay Mr. Nemchenko (i) Final Compensation, (ii) an amount equal to 50% of his base salary for the full fiscal year immediately preceding the fiscal year in which the termination occurs, payable in substantially equal installments over the six-month period following the termination date, and (iii) the employer cost of continued participation in the Company’s medical and dental insurance plans for six months, or, if continued participation is not permitted, a cash payment equal to the employer portion of the applicable monthly premiums.
If such termination occurs within 18 months following a Change of Control Event (as defined in the CFO Employment Agreement), then the severance payment described above is increased to 100% of Mr. Nemchenko’s base salary and is payable in a lump sum, and any unvested time-vesting CFO RSUs vest.
If Mr. Nemchenko’s employment is terminated by the Company for Cause, the Company is obligated only to pay Final Compensation. The CFO Employment Agreement is at-will and has no specific term.
For purposes of the CFO Employment Agreement, “Good Reason” generally includes (i) a material reduction in Mr. Nemchenko’s base salary (other than a proportional reduction affecting similarly situated executives), (ii) a material reduction in his target annual bonus opportunity, (iii) a material diminution in his responsibilities or authority, or (iv) a failure by the Company to comply with a material provision of the agreement that remains uncured after notice.
DIRECTOR COMPENSATION
Director Compensation Table
The Company’s policy with respect to director compensation was developed by the Board on recommendation of the Compensation and Corporate Governance Committee. The following table sets forth the compensation awarded, paid to, or earned by the directors of the Company during the most recently completed fiscal year. Directors of the Company who are also officers or employees of the Company are not compensated for service on the Board; therefore, no fees were payable to Messrs. Kurtin, Hartmann or Perullo for their service as directors of the Company in 2025. Following Mr. Hartmann’s transition from Chief Executive Officer of the Company on August 26, 2024, Mr. Hartmann did not receive compensation for his service as director of the Company. In addition, Mr. Brill ceased to receive compensation for his service as director of the Company upon his appointment as Chief Executive Officer of the Company. Independent

directors receive annual cash grants for their service as member of the Board pursuant to the Company’s non-employee director compensation policy, as described below.
Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards ($)	Total ($)
Scott Swid	200,000	—	200,000
Josh Gold	200,000	—	200,000
Julie Francis	200,000	—	200,000

Notes:
(1)
Paid in cash quarterly for service in arrears. The amounts reported do not include any reasonable out-of-pocket expenses incurred in connection with their services for which the Company reimburses each non-employee director.

Non-Employee Director Compensation Policy
We have adopted a non-employee director compensation policy that is applicable to each of our non-employee directors. During fiscal year 2025, each non-employee director received an annual cash retainer of $200,000, paid $50,000 quarterly. In addition, each non-employee director will be reimbursed for reasonable out-of-pocket expenses in connection with their services. No additional compensation is provided for a non-employee director’s service on a committee of the Board, as chair of such committee, or as Lead Independent Director.
In March 2026, the Compensation and Corporate Governance Committee and the Board approved an amendment to the non-employee director compensation policy. Effective April 1, 2026, each non-employee director will receive annual compensation of $250,000, consisting of $125,000 payable in cash and $125,000 payable in immediately vesting restricted stock units, with such amounts payable quarterly.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth certain information regarding the direct ownership of shares of common stock as of March 2, 2026 by: (i) each of the Company’s directors; (ii) each of the named executive officers; (iii) all of the Company’s current executive officers and directors as a group, and (iv) each person or entity known to us to own beneficially more than 5% of our common stock. Except as set out below, the Company is not aware of any person or entity who owns more than 5% of either outstanding Class A Common Shares or Class B Common Shares.
The number of shares beneficially owned and the percentage of shares beneficially owned are based on the following shares issued and outstanding as of March 2, 2026: (i) 202,200,918 shares of Class A Common Shares carrying a right to one vote per share and (ii) 65,000 shares of Class B Common Shares carrying a right to 1,000 votes per share.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Shares of stock subject to options that are exercisable within 60 days following March 2, 2026 are deemed to be outstanding and beneficially owned by the optionee or holder for the purpose of computing share and percentage ownership of that optionee or holder but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares of common stock shown as beneficially owned by them. The information concerning the beneficial ownership of our officers and directors is based solely on information provided by those individuals. Unless otherwise indicated, the address for the following stockholders is c/o Ascend Wellness Holdings, Inc., 174 NJ-17, Rochelle Park, NJ 07662.

	Class A Common Shares		Class B Common Shares(1)		Percentage of Aggregate Voting Power
Beneficial Owner	Number Beneficially Owned	Percent Beneficially Owned	Number Beneficially Owned	Percent Beneficially Owned
Named Executive Officers and Directors
Abner Kurtin(2)	25,844,942	12.8%	50,629	77.9%	28.6%
Francis Perullo(3)	7,274,023	3.6%	14,372	22.1%	8.1%
Scott Swid	4,875,423	2.4%	—	—	1.8%
Josh Gold(4)	1,333,720	*	—	—	*
Samuel Brill(5)	1,983,792	1.0%	—	—	*
Julie Francis	1,255,983	*	—	—	*
Roman Nemchenko(6)	1,127,242	*	—	—	*
All current directors and executive officers as a group (7 total)	43,695,125	21.6%	65,000	100%	40.7%
5% Stockholders
AGP Partners, LLC(7)	27,578,175	13.6%	65,000	100%	34.6%
Millstreet Capital Management LLC(8)	22,363,044	11.1%	—	—	8.4%

Notes:
*
Less than 1%.

(1)
Each Class B Common Share is convertible at any time into one Class A Common Share at the option of the holder. In addition, each Class B Common Share will automatically convert into one Class A Common Share on May 4, 2026, the final conversion date. Each Class B Common Share will convert automatically into one Class A Common Share upon any transfer, whether or not for value, except for certain transfers described in our certificate of incorporation, including, without limitation, transfers for tax and estate planning purposes, so long as the transferring holder of Class B Common Share continues to hold exclusive voting and dispositive power with respect to any such transferred shares. Once converted into a Class A Common Share, a converted Class B Common Share will not be reissued, and following the conversion of all outstanding Class B Common Shares, no further Class B Common Shares will be issued.

(2)
Includes 30,000 shares of Class A Common Shares underlying RSUs that are scheduled to vest within 60 days of March 2, 2026 and includes 949,208 shares of Class A Common Shares issuable under stock options that have vested. Additionally, includes 16,979,882 shares of Class A Common Shares and 40,021 shares of Class B Common Shares held by AGP Partners, LLC (“AGP”), which is owned 61.6% by Mr. Kurtin. This also includes 4,500,758 shares of Class A Common Shares and 10,608 shares of Class B Common Shares held by AGP, which are owned 16.3% by various trusts from which Mr. Kurtin’s relatives are beneficiaries. With regard to both classes of common stock held by AGP, Mr. Kurtin has sole voting power over 100% of the shares, sole investment power over 61.6% of the shares, and shared investment power over 22.1% of the shares with Mr. Perullo. Mr. Kurtin is the sole member of AGP’s managing member, Brook Farm LLC.

(3)
Includes 1,024,748 shares of Class A Common Shares issuable under stock options that have vested and 151,741 that are scheduled to vest within 60 days of March 2, 2026. Additionally, includes 6,097,534 shares of Class A Common Shares and 14,371 shares of Class B Common Shares held by AGP, which is 22.1% owned by Mr. Perullo. With regard to both classes of common stock held by AGP, Mr. Perullo has no voting power over any of the shares and shared investment power over 22.1% of the shares with Mr. Kurtin.

(4)
Includes 889,410 shares of Class A Common Shares Mr. Gold indirectly holds through his ownership of two funds that are holders of Class A Common Shares (Mr. Gold owns 816,103 shares of Class A Common Shares through his 11.2% ownership of TBC 222, LLC, of which Mr. Gold is a limited partner, and 73,307 shares of Class A Common Shares through his 50.0% ownership of Seven Deuce, LLC). With regard to the shares held by Seven Deuce, LLC, Mr. Gold has shared voting power and shared investment power. With regard to the shares held by TBC 222, LLC, Mr. Gold has no voting power and no investment power; Mr. Gold disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(5)
Includes 455,224 shares of Class A Common Shares issuable under stock options that have vested and 151,741 that are scheduled to vest within 60 days of March 2, 2026.

(6)
Includes 471,449 shares of Class A Common Shares issuable under stock options that have vested and 124,152 that are scheduled to vest within 60 days of March 2, 2026.

(7)
AGP Partners, LLC is owned 61.6% by Mr. Kurtin and 22.1% by Mr. Perullo. The remaining 16.3% is owned by various trusts from which Mr. Kurtin’s relatives are beneficiaries. With regard to both classes of common stock, Mr. Kurtin has sole voting power over 100% of the shares and sole investment power over 61.57% of the shares. Mr. Kurtin shares investment power over 22.1% of the shares with Mr. Perullo. Mr. Kurtin is the sole member of AGP’s managing member, Brook Farm LLC. The address of AGP Partners, LLC is 1111 Lincoln Road, Suite 515, Miami Beach, FL 33139.

(8)
This information is based on the most recent Schedule 13G/A jointly filed by Millstreet Capital Management LLC (“Millstreet”), Brian D. Connolly and Craig M. Kelleher with the SEC on January 8, 2025, which reported ownership as of December 31, 2024

(the “Millstreet 13G”). According to the Millstreet 13G, Millstreet Capital Management LLC has shared voting power and shared dispositive power with respect to 22,363,044 Class A Common Shares, which may be deemed to be beneficially owned by Mr. Connolly and Mr. Kelleher as Managing Members of Millstreet. The address of Millstreet Capital Management LLC is 545 Boylston Street, 8th Floor, Boston, MA 02116.
INTEREST OF MANAGEMENT & OTHERS IN MATERIAL TRANSACTIONS
Since the beginning of the last fiscal year, there have been no transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, other than employment and executive compensation matters described under “Executive Compensation” and the transactions described below. For purposes of this disclosure, related parties include:
•
enterprises that directly or indirectly through one or more intermediaries, control or are controlled by, or are under common control with, us;

•
associates, meaning unconsolidated enterprises in which we have a significant influence, or which have significant influence over us;

•
individuals owning, directly or indirectly, an interest in the voting power of the Company that gives them significant influence over the Company, and close members of any such individual’s family;

•
key management personnel, that is, those persons having authority and responsibility for planning, directing and controlling the activities of the Company, including directors and senior management of us and close members of such individuals’ families; and

•
enterprises in which a substantial interest in the voting power is owned, directly or indirectly, by any person described in the third or fourth bullets above or over which such a person is able to exercise significant influence, including enterprises owned by directors or major stockholders of us and enterprises that have a member of key management in common with us.

Related Party Transaction Policy
Our Board has adopted a Related Party Transactions Policy, which requires that employees, officers and directors report to the Chief Financial Officer any activity that would cause or appear to cause a conflict of interest on their part.
Under the Related Party Transactions Policy, a related party transaction includes any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which:
•
we or any of our subsidiaries are or will be a participant;

•
the aggregate amount involved exceeds or is expected to exceed $120,000 in any fiscal year; and

•
any related party has or will have a direct or indirect material interest.

Related parties include any person who is or was (since the beginning of the last fiscal year, even if such person does not presently serve in that role) an executive officer, director or nominee for director of the Company, any stockholder owning more than 5% of any class of our voting securities or an immediate family member, as defined in the Related Party Transactions Policy, of any such person.
Pursuant to the Related Party Transactions Policy, any potential related party transaction that requires approval will be reviewed by the Compensation and Corporate Governance Committee, and the Compensation and Corporate Governance Committee will consider such factors as it deems appropriate to determine whether to approve, ratify or disapprove the related party transaction. The Compensation and Corporate Governance Committee may approve the related party transaction only if it determines in good faith that, under all of the circumstances, the transaction is in the best interests of the Company and our stockholders.
Transactions with Related Parties
In May 2022 the Company issued a secured promissory note to a retail dispensary license holder in Massachusetts providing up to $3.5 million of funding (the “Massachusetts Note”). The Massachusetts Note originally accrued interest at a fixed annual rate of 11.5% as part of the note balance and principal was due monthly following the opening of the borrower’s retail dispensary. The Massachusetts Note was amended in December 2023 to revise the total principal balance to $3.5 million and to revise the funding and repayment terms and to increase the interest rate to 12.5% per annum, which is to be paid monthly beginning in January 2024. The Massachusetts Note was further revised in April 2024 to increase the total principal balance to $4.1 million, with the final funding payment made at that time. As amended, principal was to be repaid monthly commencing in December 2024, based on a period of twenty-four months, with the remainder due at the December 1, 2025 revised maturity date. A total of $0.3 million of interest was paid during 2024, and no principal was repaid. As of December 31, 2024, a total of $4.1 million of principal and $0.3 million of interest receivable was outstanding under the Massachusetts Note. In February 2025, the borrower entered into a purchase and sale agreement to be acquired by a third-party entity, which transaction closed in September 2025. The principal due under the Massachusetts Note and interest receivable totaling $0.7 million were settled as part of that transaction and the obligations under the Massachusetts Note were satisfied. During fiscal 2025, the largest aggregate amount of principal and interest outstanding under the Massachusetts Note equaled the combined principal and accrued interest that was ultimately settled, totaling approximately $4.8 million. Prior to this transaction, the borrower was partially owned by an entity that is managed, in part, by Mr. Kurtin, our Executive Chairman. Additionally, the Company transacts with the borrower, as a retail dispensary, in the ordinary course of business.
INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS
No director, director nominee, executive officer, nor any of their respective associates or affiliates, is or has been indebted to the Company or its subsidiaries since the beginning of the Company’s most recently completed financial year.
AUDIT COMMITTEE REPORT
In the course of providing its oversight responsibilities regarding the Company’s financial statements for the year ended December 31, 2025, the Audit Committee reviewed and discussed the audited financial statements, which appear in our Annual Report on Form 10-K, with management and WithumSmith+Brown, PC, our independent registered public accounting firm for the reporting period. The Audit Committee reviewed accounting principles, practices and judgments as well as the adequacy and clarity of the notes to the financial statements.
The Audit Committee has discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee has discussed with the independent auditor that auditor’s independence.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2025. The Audit Committee and the Board have also recommended the appointment of WithumSmith+Brown, PC as independent registered public accounting form for the Company for the fiscal year ending December 31, 2026.
Submitted by the Audit Committee Members:
Josh Gold, Chair
Scott Swid
Abner Kurtin
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

STOCKHOLDER PROPOSALS
Proposals of stockholders to be considered for inclusion in the proxy materials for our 2027 annual meeting of stockholders (the “2027 Meeting”) pursuant to Rule 14a-8 under the Exchange Act must be submitted in writing to the Corporate Secretary at Ascend Wellness Holdings, Inc., 174 NJ-17, Rochelle Park, NJ 07662, and must be received no later than November 20, 2026. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.
In addition, our bylaws include advance notice provisions that require stockholders wishing to bring nominations for directors or other business before an annual meeting to provide proper notice in accordance with the terms of the advance notice provisions. The bylaws’ advance notice provisions do not apply if the stockholder only seeks to include such matters in the proxy statement pursuant to Rule 14a-8.
Our bylaws’ advance notice provisions require that, among other things, stockholders provide timely written notice to the Corporate Secretary regarding such nominations or other business and include the information and satisfy the other requirements set forth in the bylaws. To be timely, a stockholder who intends to present nominations or a proposal at the 2027 Meeting other than pursuant to Rule 14a-8 must provide the information set forth in the bylaws to the Corporate Secretary no earlier than January 4, 2027 and no later than February 3, 2027. However, in the event that the date of the 2027 Meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the Meeting, notice by the stockholder will be considered timely only if delivered not earlier than the close of business on the 120th day prior to the 2027 Meeting and not later than the later of the close of business on the later of the 90th day prior to the 2027 Meeting or the tenth day following the day on which public announcement of the date of the 2027 Meeting is first made by the Company. If a stockholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-4 under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, any stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act no later than February 28, 2027. However, in the event that the date of the 2027 Meeting is advanced or delayed by more than 30 days from the anniversary date of the Meeting, in order to be timely, notice by the stockholder must be delivered not later than the close of business on the later of the 60th day prior to the 2027 Meeting or the 10th day following the day on which public announcement of the date of the 2027 Meeting is first made by the Company.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.
OTHER MATTERS
We do not know of any business other than that described in this proxy statement that will be presented for consideration or action by the stockholders at the Meeting. If, however, any other business is properly brought before the Meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes.
PRINCIPAL EXECUTIVE OFFICE
Our principal executive office is located at 174 NJ-17, Rochelle Park, NJ 07662.
ADDITIONAL INFORMATION
Additional information relating to the Company is available under the Company’s profile on SEDAR+ at www.sedarplus.ca and on the SEC’s website at www.sec.gov. Financial information is provided in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, a copy of which may be obtained under the Company’s profile on SEDAR+ at www.sedarplus.ca, its profile on the SEC’s website at www.sec.gov, or upon written request to the Corporate Secretary at Ascend Wellness Holdings, Inc., 174 NJ-17, Rochelle Park, NJ 07662.

Ascend Wellness Holdings Inc. Form of Proxy – Annual and Special Meeting to be held on April 29, 2026 Trader’s Bank Building 1100, 67 Yonge Street Toronto ON M5E 1J8 Appointment of Proxyholder I/We being the undersigned holder(s) of Ascend Wellness Holdings, Inc. (the “Company”) hereby appoint Samuel Brill, Chief Executive Officer or failing this person, Corey Sheahan, General Counsel and Corporate Secretary, OR Print the name of the person you are appointing if this person is someone other than the Nominees listed herein: as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of Ascend Wellness Holdings, Inc. to be held virtually at https://meetings.lumiconnect.com/400-906-287-553 on Wednesday, April 29, 2026 at 11:00 a.m. (Eastern Time) or at any adjournment or postponement thereof. 1. a. d. 2. Election of Directors. Abner Kurtin Scott Swid For Withhold b. e. For Julie Francis Samuel Brill Withhold c. f. For Josh Gold Francis Perullo For Withhold Against Abstain 3. the Company. Reapproval of the Company’s Stock Incentive Plan. To approve the continued use of the Company’s Stock Incentive Plan and authorize the issuance of equity awards thereunder, including unallocated stock option entitlements. For Against Abstain Authorized Signature(s) – This section must be completed for your instructions to be executed. I/we authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by the Company’s Board of Directors. In the absence of specific directions, the proxy will be voted FOR the election of each of the nominee directors in proposal 1 and FOR proposal 2 and 3. Signature(s): Date MM / DD / YY Quarterly Reports – Check the box to the right if you would like to receive Quarterly Reports on Form 10-Q by mail. See reverse for instructions to sign up for delivery by email. DN: Annual Report – Check the box to the right if you would like to RECEIVE the Annual Report on Form 10-K by mail. See reverse for instructions to sign up for delivery by email.

INSTEAD OF MAILING THIS PROXY, YOU MAY SUBMIT YOUR PROXY USING SECURE ONLINE VOTING AVAILABLE ANYTIME PRIOR TO 11:00 A.M. (EASTERN TIME), ON MONDAY, APRIL 27, 2026:This form of proxy is solicited by and on behalf of Management. Proxies must be received by 11:00 a.m. (Eastern Time), on Monday, April 27, 2026.Notes to Proxy1. Each holder has the right to appoint a person, who need not be a holder, to attend and represent them at the Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the reverse.2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.3. This proxy should be signed in the exact manner as the name appears on the proxy.4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.5. The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

To Vote Your Proxy Online please visit: https://vote.odysseytrust.comYou will require the CONTROL NUMBER printed with your address to the right.You can attend the meeting virtually by visiting https://web.lumiagm.com and entering the meeting ID 400-906-287-553For further information on the virtual AGM and how to attend it, please view the management information circular of the company. The Meeting Password will be: "ascend2026" case sensitive.If you vote by Internet, do not mail this proxy.To request the receipt of future documents via email and/or to sign up for Securityholder Online services, you may contact Odyssey Trust Company at https://odysseytrust.com/ca-en/help/.Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. A return envelope has been enclosed for voting by mail.